As filed with the Securities and Exchange Commission on March 28, 1997

                                                      Registration Nos. 33-19423
                                                                        811-5436
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 -------------
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                   Under the
                           SECURITIES ACT OF 1933                            [X]

                         Pre-Effective Amendment No.                         [ ]

                      Post-Effective Amendment No. 21                        [X]

                                    and/or
                             REGISTRATION STATEMENT
                                   Under the
                       INVESTMENT COMPANY ACT OF 1940                        [X]

                              Amendment No. 23                               [X]

                        (Check appropriate box or boxes)
                                 -------------
                          Phoenix Multi-Portfolio Fund
              (Exact Name of Registrant as Specified in Charter)
                                 -------------

       101 Munson Street, Greenfield, Massachusetts                01301
     (Address of Principal Executive Offices)                   (Zip Code)

                c/o Phoenix Equity Planning Shareholder Services

                                 (800) 243-1574
             (Registrant's Telephone Number, including Area Code)
                                 -------------

                              Philip R. McLoughlin
                   Vice Chairman and Chief Executive Officer
                       Phoenix Duff & Phelps Corporation
                               56 Prospect Street
                          Hartford, Connecticut 06115
                    (Name and Address of Agent for Service)
                                 -------------

             It is proposed that this filing will become effective (check appropriate box)
             [X] immediately upon filing pursuant to paragraph (b)
             [ ] on _____________ pursuant to paragraph (b)
             [ ] 60 days after filing pursuant to paragraph (a)(i)
             [ ] on _____________ pursuant to paragraph (a)(i)
             [ ] 75 days after filing pursuant to paragraph (a)(ii)
             [ ] on _____________ pursuant to paragraph (a)(ii) of Rule 485. If appropriate, check the following box:
             [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                       Declaration Pursuant to Rule 24f-2
                                -------------


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the notice required by Rule 24f-2 with respect to the fiscal year ended on November 30, 1996 on January 24, 1997.


================================================================================

The following pages from Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on March 27, 1997 are incorporated herein by reference thereto:



                                   Part A

Version A Cross Reference Pages to Items Required by Rule 495(a)

Version A Prospectus Pages 1 through 40

                                    Part B


Version A Statement of Additional Information Pages 1 through 38 and November 30, 1996 Annual Reports for Phoenix Tax-Exempt Bond Portfolio, Phoenix Mid Cap Portfolio, Phoenix International Portfolio, Phoenix Real Estate Securities Portfolio and Phoenix Emerging Markets Bond Portfolio.

This registration statement contains two prospectuses and two Statements of Additional Information. These are identified as Versions A and B of each.

                         PHOENIX MULTI-PORTFOLIO FUND

Cross Reference Sheet

Required by Rule 495(a) [Version B]

                                    PART A

Form N-1A Item No.                                                                       Prospectus Caption
--------------------                                                  ---------------------------------------------------------
          1.          Cover Page  .................................    Cover Page
          2.          Synopsis    .................................    Introduction; Fund Expenses
          3.          Condensed Financial Information  ............    Financial Highlights
          4.          General Description of Registrant   .........    Introduction; Investment Objectives and Policies;
                                                                       Investment Techniques; Portfolio Turnover; Description
                                                                       of Shares
          5.          Management of the Fund  .....................    Introduction; Management of the Fund
          6.          Capital Stock and Other Securities  .........    Introduction; Description of Shares; Dividends and
                                                                       Distributions; Taxes
          7.          Purchase of Securities Being Offered   ......    National Distributor; How to Buy Shares
          8.          Redemption or Repurchase   ..................    How to Redeem Shares
          9.          Legal Proceedings    ........................    Not applicable

                                     PART B


Form N-1A Item No.                                                           Statement of Additional Information Caption
--------------------                                                   -------------------------------------------------------
         10.          Cover Page   ................................    Cover Page
         11.          Table of Contents  ..........................    Table of Contents
         12.          General Information and History   ...........    Not applicable
         13.          Investment Objectives and Policies   ........    Investment Objectives and Policies; Investment
                                                                       Restrictions; Portfolio Turnover
         14.          Management of the Fund   ....................    Trustees and Officers
         15.          Control Persons and Principal Holders of
                      Securities   ................................    Trustees and Officers
         16.          Investment Advisory and Other Services  .....    The Investment Adviser; The Distributor
         17.          Brokerage Allocation and Other Practices   ..    Portfolio Transactions and Brokerage
         18.          Purchase, Redemption and Pricing of
                      Securities Being Offered ....................    See "Description of Shares" In Prospectus; Net Asset
                                                                       Value; Purchase of Shares; Shareholder Services;
                                                                       Reinvestment Privilege; Exchange Privilege; How to
                                                                       Redeem Shares
         20.          Tax Status   ................................    Taxes
         21.          Underwriters ................................    The Distributor; Purchase of Shares
         22.          Calculations of Yield Quotations of Money
                      Market Funds    .............................    Not applicable
         23.          Financial Statements  .......................    Financial Statements

                                     PART C


     The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

[Cover]

PHOENIX FUNDS

Phoenix Multi-Portfolio Fund

* PHOENIX ENDOWMENT EQUITY PORTFOLIO
* PHOENIX DIVERSIFIED INCOME PORTFOLIO

                                                            PROSPECTUS
                                                            APRIL 1, 1997






[Double-Diamond logo] Phoenix
                      Duff & Phelps

                         PHOENIX MULTI-PORTFOLIO FUND

                               101 Munson Street

                        Greenfield, Massachusetts 01301

                                   PROSPECTUS


                                 April 1, 1997



     Phoenix Multi-Portfolio Fund (the "Trust") is an open-end management investment company whose shares are offered in seven series, two of which are to be offered by this Prospectus. Each series represents an investment in a separate portfolio with its own investment objectives and policies. The two portfolios listed below were developed specifically for non-profit investors such as endowment funds and other tax-exempt organizations who are seeking professional money management and advisory services. The investment adviser to the portfolios discussed in this prospectus is Phoenix Investment Counsel, Inc. (the "Adviser").

     Phoenix Endowment Equity Portfolio ("Equity Portfolio") seeks as its investment objective long-term appreciation of capital. The secondary objective is current income. Since income is a secondary objective, the level of income generated by the investment of the Portfolio's assets will vary.

     Phoenix Diversified Income Portfolio ("Diversified Income Portfolio" formerly the "Endowment Fixed Income Portfolio") seeks as its investment objective current income through investment primarily in publicly-traded, investment quality debt securities. Capital appreciation is a secondary objective.

     There can be no assurance that any Portfolio will achieve its objectives.


     Each Portfolio may engage in limited securities and index options transactions and enter into financial futures contracts and related options for hedging purposes. See "Investment Techniques."


     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser, or the Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which or to any person to whom it is unlawful to make such offer.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference. A Statement of Additional Information dated April 1, 1997, which contains further information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling Phoenix Equity Planning Corporation ("Equity Planning"), the National Distributor, at (800) 243-4361 or by writing Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

     Shares of either Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union or affiliated entity and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency and involve investment risk, including possible loss of principal.

================================================================================
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
================================================================================

                        CUSTOMER SERVICE: (800) 243-1574

                           MARKETING: (800) 243-4361

                   TELEPHONE ORDERS/EXCHANGES: (800) 367-5877

                TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                  TABLE OF CONTENTS

                                                Page
                                                ------
INTRODUCTION  .................................    3
FUND EXPENSES    ..............................    4
FINANCIAL HIGHLIGHTS   ........................    5
PERFORMANCE INFORMATION   .....................    7
INVESTMENT OBJECTIVES AND POLICIES    .........    7
 Equity Portfolio   ...........................    7
 Diversified Income Portfolio   ...............    8
INVESTMENT TECHNIQUES  ........................    8
 Repurchase Agreements    .....................    8
 Zero Coupon Bonds  ...........................    8
 Securities and Index Options   ...............    8
 Writing (Selling) Call Options    ............    9
 Purchasing Call and Put Options   ............    9
 Warrants and Stock Rights   ..................    9
 Financial Futures and Related Options   ......    9
 Foreign Securities    ........................   10
 Lending Portfolio Securities   ...............   11
 When Issued Securities   .....................   11
INVESTMENT RESTRICTIONS   .....................   11
PORTFOLIO TURNOVER  ...........................   11
MANAGEMENT OF THE FUND    .....................   11
 The Investment Adviser   .....................   12
 The Portfolio Managers   .....................   12
 The Financial Agent   ........................   12
 The Custodian and Transfer Agent  ............   13
 Brokerage Commissions    .....................   13
NATIONAL DISTRIBUTOR   ........................   13
DESCRIPTION OF SHARES  ........................   13
HOW TO BUY SHARES   ...........................   14
NET ASSET VALUE  ..............................   15
HOW TO REDEEM SHARES   ........................   15
DIVIDENDS AND DISTRIBUTIONS  ..................   16
TAXES   .......................................   16
ADDITIONAL INFORMATION    .....................   17
APPENDIX   ....................................   18

                                 INTRODUCTION

     Phoenix Multi-Portfolio Fund (the "Trust") is an open-end management investment company established as a business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 15, 1987. The Declaration of Trust, as amended, authorizes the assets and shares of the Trust to be divided into seven series or "Portfolios", two of which are available for investment as described below. Each Portfolio has a different investment objective and is designed to meet different investment needs. This Prospectus offers shares of the Endowment Equity Portfolio (the "Equity Portfolio") and Diversified Income Portfolio (the "Diversified Income Portfolio"; each, a "Portfolio", and, together, the "Portfolios") to endowment funds and other non-profit, tax-exempt organizations. The investment objective of the Equity Portfolio is long-term appreciation of capital and it invests primarily in common stocks with appreciation potential. The investment objective of the Diversified Income Portfolio is current income and it invests primarily in publicly-traded investment quality debt securities. There can be no assurance that either Portfolio will achieve its objective.

The Investment Adviser

     The investment adviser to the Portfolios is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"). PIC is a subsidiary of Phoenix Duff & Phelps Corporation, and prior to November 1, 1995, was an indirect subsidiary of Phoenix Home Life Mutual Insurance Company "Phoenix Home Life". For managing, or directing the management of the investments of each Portfolio, the Adviser is entitled to a prescribed fee. The Adviser is entitled to a fee for the Equity Portfolio, payable monthly, at the annual rate of 0.75% of the average of the aggregate daily net asset values of the Equity Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. The Adviser is also entitled to a fee for the Diversified Income Portfolio, payable monthly, at the annual rate of 0.50% of the average of the aggregate daily net asset values of the Diversified Income Portfolio up to $1 billion; 0.45% of such value between $1 billion and $2 billion; and 0.40% of such value in excess of $2 billion. See "Management of the Fund" for a description of the Investment Advisory Contracts and the Adviser's undertaking to reimburse the Trust for certain expenses.

National Distributor


     The Adviser's parent, Phoenix Equity Planning Corporation ("Equity Planning"), serves as National Distributor of the Trust's shares. See "National Distributor" and the Statement of Additional Information. Equity Planning also acts as financial agent and as such receives a fee. See "The Financial Agent." Equity Planning also acts as transfer agent for the Trust. See "The Custodian and Transfer Agent."


Purchase of Shares


     Shares of each Portfolio are sold at the next determined net asset value after receipt of the purchase order by Equity Planning (the "Transfer Agent"). See "How to Buy Shares" and "Net Asset Value."

     To purchase shares of any Portfolio, the minimum initial investment is $100,000 and the minimum subsequent investment is $1,000. For immediate investment of funds, shares must be purchased with Federal Funds. (See Statement of Additional Information.) Certain exceptions to the minimum initial and subsequent investment amounts are available under specific circumstances. See "How to Buy Shares."


Redemption Price


     Shares of each Portfolio may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request in proper form by the Transfer Agent. The Trustees reserve the right, upon 30 days' written notice, to redeem shares credited to a shareholder's Open Account if the net asset value of the shares in the account falls below a specified level. See "How to Redeem Shares."


Risk Factors

     There can be no assurance that any Portfolio will achieve its investment objectives. In addition, special risks may be presented by the particular types of securities in which a Portfolio may invest. The risks of each Portfolio should be reviewed and are set forth in the "Investment Objectives and Policies" section of this Prospectus.

                                 FUND EXPENSES

     The following table illustrates all expenses and fees that a shareholder will incur. The expenses and fees set forth in these tables are for the fiscal year ended November 30, 1996.

                                                                 Diversified
                                                      Equity       Income
                                                     Portfolio    Portfolio
                                                     ----------   -----------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                 None          None
 (as percentage of offering price)
Maximum Sales Load Imposed on Reinvested Dividends      None          None
Deferred Sales Load                                     None          None
Redemption Fees (a)                                     None          None
Exchange Fee                                            None          None
Annual Operating Expenses
 (as a percentage of average net assets)
Management Fees                                         0.75%         0.50%
Other Operating Expenses (After reimbursement) (b)      0.10          0.15
                                                       ------        ------
Total Operating Expenses                                0.85%         0.65%
                                                       ======        ======


-----------

     (a) The Trustees may, at their option, impose a redemption fee not in excess of 1% of net asset value. They do not presently intend to impose such a redemption charge and shareholders will be given reasonable notice of any change in this intention.



     (b) The Adviser has agreed to reimburse the Trust for the amount by which the total operating expenses for the fiscal year ended November 30, 1997 of the Equity Portfolio and the Diversified Income Portfolio exceed 0.85% and 0.65% of the Portfolio's average net assets, respectively. For the fiscal year ended November 30, 1996, total operating expenses were over-reimbursed on the Equity Portfolio reducing total operating expenses to 0.77%. If the Adviser had not reimbursed a portion of these expenses, operating expenses would have been 4.47% and 2.25%, respectively.


Example*                                1 year   3 years   5 years  10 years
----------------------------------------------- --------- --------- ----------
An investor would pay the following
expenses on a $1,000 investment,
assuming (1) a 5% annual return and
(2) redemption at the end of each
time period. As noted above, the
Trust charges no redemption fees of
any kind.
Equity Portfolio                        $9       $27       $47         $105
Diversified Income Portfolio            $7       $21       $36         $ 81


      *The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear, directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For more complete descriptions of the various costs and expenses, see "Management of the Fund" and "How to Buy Shares."

                              FINANCIAL HIGHLIGHTS


     The following tables set forth certain financial information for the fiscal year ended November 30, 1996. The financial information has been audited by Price Waterhouse LLP, independent accountants. Their opinion and the Trust's Financial Statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and each Portfolio's most recent Annual Report (containing the report of Independent Accountants and additional information relating to each Portfolio's performance) are available at no charge upon request, by calling (800) 243-4361.


                              FINANCIAL HIGHLIGHTS

    (Selected data for a share outstanding throughout the indicated period)

--------------------------------------------------------------------

                          ENDOWMENT EQUITY PORTFOLIO


                                                                                                    From
                                                      Year Ended     Year Ended     Year Ended    Inception
                                                     November 30,   November 30,   November 30,   4/1/93 to
                                                         1996           1995           1994       11/30/93
                                                  ----------------------------------------------------------
Net asset value, beginning of period    .........     $ 13.03        $ 9.78        $11.09          $10.00
Income from investment operations
 Net investment income   ........................        0.06(1)(4)    0.11(1)(4)    0.14(1)         0.10(1)
 Net realized and unrealized gain (loss)   ......        2.14          3.31         (0.73)           1.02
                                                       -------        ------        ---------       --------
  Total from investment operations   ............        2.20          3.42         (0.59)           1.12
                                                       -------        ------        ---------       --------
Less distributions
 Dividends from net investment income   .........       (0.04)        (0.17)        (0.14)          (0.03)
 Distributions from net realized gains  .........       (1.77)           --         (0.58)             --
                                                       -------        ------        ---------       --------
  Total distributions    ........................       (1.81)        (0.17)        (0.72)          (0.03)
                                                       -------        ------        ---------       --------
Change in net asset value   .....................        0.39          3.25         (1.31)           1.09
                                                       -------        ------        ---------       --------
Net asset value, end of period    ...............     $ 13.42        $13.03        $ 9.78          $11.09
                                                       =======        ======        =========       ========
Total return    .................................       19.68%        35.35%        -5.77%          11.23%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)   .........     $   480        $4,122        $4,443          $4,944
Ratio to average net assets of:
 Operating expenses   ...........................        0.77%         0.85%         0.85%           0.85%(2)
 Net investment income   ........................        0.45%         0.95%         1.42%           1.54%(2)
Portfolio turnover    ...........................         142%          248%          250%            312%(2)
Average commission rate(5)  .....................     $0.0503           N/A           N/A             N/A

-----------


(1) Includes reimbursement of operating expenses by Adviser of $0.45, $0.24, $0.15 and $0.15, respectively. For the year ended November 30, 1996, $0.01 of the reimbursement is in excess of the expense limitation.

(2) Annualized.

(3) Not annualized.


(4) Computed using average shares outstanding.

(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                         DIVERSIFIED INCOME PORTFOLIO

                                                                                                     From
                                                       Year Ended     Year Ended     Year Ended    Inception
                                                      November 30,   November 30,   November 30,   4/1/93 to
                                                          1996           1995           1994       11/30/93
                                                      --------------------------------------------------------
Net asset value, beginning of period    .........        $  9.45       $  8.97       $  10.12        $  10.00
Income from investment operations
 Net investment income   ........................           0.78(1)       0.91(1)        0.63(1)         0.40(1)
 Net realized and unrealized gain (loss)   ......           0.59          0.51          (1.13)           0.12
                                                         --------      --------      ---------       --------
  Total from investment operations   ............           1.37          1.42          (0.50)           0.52
                                                         --------      --------      ---------       --------
Less distributions
 Dividends from net investment income   .........          (0.79)        (0.94)         (0.59)          (0.40)
 Distributions from net realized gains  .........             --            --          (0.06)             --
                                                         --------      --------      ---------       --------
  Total distributions    ........................          (0.79)        (0.94)         (0.65)          (0.40)
                                                         --------      --------      ---------       --------
Change in net asset value   .....................           0.58          0.48          (1.15)           0.12
                                                         --------      --------      ---------       --------
Net asset value, end of period    ...............        $ 10.03       $  9.45       $   8.97        $  10.12
                                                         ========      ========      =========       ========
Total return    .................................          15.32%        16.65%         -5.26%           5.35%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)   .........        $ 5,967       $ 5,170       $  1,780        $  1,989
Ratio to average net assets of:
 Operating expenses   ...........................           0.65%         0.65%          0.65%           0.65%(2)
 Net investment income   ........................           8.11%         7.60%          6.64%           6.13%(2)
Portfolio turnover    ...........................            231%          618%           124%            183%(2)


-----------


(1) Includes reimbursement of operating expenses by Adviser of $0.15, $0.40, $0.34 and $0.35, respectively.


(2) Annualized.

(3) Not annualized.

                            PERFORMANCE INFORMATION

     The Trust may, from time to time, advertise several types of performance information with respect to any or all of the Portfolios. This information may also be included in sales literature or reports to current or prospective shareholders. This is referred to as the "average annual total return" and "total return" of any Portfolio. Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

     Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of the underlying investments in a Portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio during a specific period. Average annual total return for each Portfolio will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.


     Advertisements, sales literature and other communications may contain information about the Trust or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Trust to respond quickly to changing market and economic conditions. From time to time, the Trust may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Trust may separate its cumulative and average annual returns into income and capital components, or cite separately as a return figure the equity or bond portion of a Trust's portfolio; or compare the Trust's equity or bond return figure to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


     From time to time, a Portfolio's performance may be compared to that of the Consumer Price Index or various unmanaged equity or bond indices such as the Dow Jones Industrial Average, Standard & Poor's 500 Stock Index, and Europe Australia Far East Index, and may also be compared to the performance of other mutual funds or mutual fund indices as reported by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), and Morningstar, Inc. Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. Additionally, a Portfolio's performance results may be compared to those of other investment or savings vehicles (such as certificates of deposit) and results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor may be quoted.

     A Portfolio's shares are sold at the net asset value per share next computed after the purchase order is received by Equity Planning. A Portfolio's returns and net asset value will fluctuate. Shares of a Portfolio are redeemable by an investor at the then current net asset value, which maybe more or less than original cost. Additional information concerning performance information appears in the Statement of Additional Information.

     The Trust's Annual Report, available upon request and without charge, contains a discussion of the performance of each Portfolio and a comparison of that performance to a securities market index.

                             INVESTMENT OBJECTIVES

                                 AND POLICIES

     Each Portfolio has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The investment objective of each Portfolio is deemed to be a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Portfolio. Except as noted below, a Portfolio's investment policies are not deemed to be fundamental and, therefore, may be changed without shareholder approval. Since certain risks are inherent in the ownership of any security, there can be no assurance that a Portfolio will achieve its investment objective.

Equity Portfolio

     The Equity Portfolio's investment objective is to seek long-term appreciation of capital. The secondary objective is current income. Since income is a secondary objective, the level of income generated by the investment of the Portfolio's assets will vary.

     The Equity Portfolio intends to invest, under normal conditions, at least 65% of the total assets of the Portfolio in the common stock of companies believed by management to have appreciation potential. However, the Equity Portfolio may also invest in preferred stocks, bonds (rated within the four highest investment grades as defined under "Diversified Income Portfolio" below), convertible preferred stocks and convertible debentures if, in the judgment of management, the investment would further its investment objective. The Equity Portfolio may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes. (See "Investment Techniques".) Each security held will be monitored to determine whether it is contributing to the basic objective of long-term appreciation of capital.

     The Adviser believes that a portfolio of such securities provides the most effective way to obtain capital appreciation, but when, for temporary defensive purposes (as when market conditions for growth stocks are adverse), other types of investments appear advantageous on the basis of combined considerations of risk and the protection of capital values, investments may be made in publicly traded investment quality debt securities with or without warrants or conversion features. In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Equity Portfolio may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents.

     Although diversification is an important consideration in selecting the investment portfolio of the Equity Portfolio, greater emphasis will be placed upon careful selection of securities believed to have good potential for appreciation than upon wide diversification.

Diversified Income Portfolio

     The Diversified Income Portfolio's primary investment objective is to seek current income through investment primarily in publicly traded, investment quality debt securities. Capital appreciation is a secondary objective.

     In seeking its investment objectives, it is anticipated that, under normal conditions, at least 65% of the value of this Portfolio will be represented by debt securities which have, at the time of purchase, a rating within the four highest investment grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard and Poor's Corporation (AAA, AA, A, BBB), and debt securities of other issuers which, although not rated as a matter of policy by either Moody's Investors Service, Inc. or Standard and Poor's Corporation, are determined by the Adviser to have a quality comparable to securities receiving ratings within such four highest grades. The market values of investment grade debt securities tend to be sensitive to changes in prevailing interest rates. Although investment quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities.

     If a debt security's rating is down-graded below BBB or Baa, the security will normally be sold, unless management believes that the financial condition of the issuer, or the protections afforded to the particular security, is stronger than would be indicated by the rating.

                             INVESTMENT TECHNIQUES

     In furtherance of their objectives, the Portfolios may write covered call and put options, engage in transactions in financial futures contracts and options, and invest in foreign securities and other instruments such as repurchase agreements. Futures contracts and related instruments are derivative securities or "derivatives". These investment techniques and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

Repurchase Agreements

     A Portfolio may invest in repurchase agreements, either for temporary defensive purposes necessitated by adverse market conditions or to generate income from its excess cash balances, provided that no more than 10% of a Portfolio's total assets may be invested in the aggregate in repurchase agreements having maturities of more than seven days and in all other illiquid securities. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, a broker or a dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by the Portfolio will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for the Trust's account by the Trust's custodian bank until repurchased. Investors in the Diversified Income Portfolio should be aware that investments in repurchase agreements do not generate income exempt from federal income taxation.

     The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Adviser to be credit-worthy.

Zero Coupon Bonds

     The Portfolios may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. Even though such bonds do not pay current interest in cash, the Trust is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Trust would not be able to purchase income-producing securities to the extent of cash used to pay such distributions and current income could be less than it otherwise would have been. Alternatively, the Trust might liquidate investments in order to satisfy these distribution requirements. The value of these obligations fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments. (See the Statement of Additional Information).

Securities and Index Options

     Each Portfolio may write covered call options and purchase call and put options. Securities and index options and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

Writing (Selling) Call Options

     Each Portfolio may write exchange-traded covered call options. A call option on a security gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.


     A call option is "covered" if the Portfolio owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option written by a Portfolio is also covered if the Portfolio holds on a share-for-share basis a covering call on the same security as the call written where (i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in the form of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily in a segregated account with its custodian, and (ii) the covering call expires at the same time or after the call written.


     The Trustees have limited the value of the total assets of a Portfolio which may be subject to call options to 50% of a Portfolio's total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under regulations of state securities administrators. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged.

     A Portfolio will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

     During the option period the writer of a call option has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves risks relating to the Portfolio's ability to close out options it has written.

Purchasing Call and Put Options

     A call option is described above. A put option on a security gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

     A Portfolio may invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices for the purpose of hedging against changes in the market value of its portfolio securities. A Portfolio will invest in call and put options whenever, in the opinion of its Adviser, a hedging transaction is consistent with the investment objectives of a Portfolio. A Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

     Purchasing a call or a put option involves the risk that a Portfolio may lose the premium it paid plus transaction costs.

Warrants and Stock Rights

     Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. Each Portfolio may invest up to 5% of total assets in warrants and stock rights valued at the lower of cost or market, but no more than 2% of total assets may be invested in warrants or stock rights not listed on the New York Stock Exchange or American Stock Exchange.

Financial Futures and Related Options

     Each Portfolio may enter into financial futures contracts and related options. Financial futures contracts and related options and associated risks are summarized below and are described in more detail in the Statement of Additional Information.

     Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     A Portfolio may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is the initiation of a position in the futures market which is intended as a temporary substitute for the purchase or sale of the underlying securities in the cash market.


     A Portfolio will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, a Portfolio will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills initially committed with respect to a Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Portfolio's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus a Portfolio's initial margin deposit with respect thereto will be deposited in a segregated account with the Portfolio's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which either Portfolio may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.


     Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements, in which case a Portfolio's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that a Portfolio could lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to a Portfolio while the purchase or sale of the contract would not have resulted in a loss.

Foreign Securities

     Each Portfolio may purchase foreign securities, including those issued by foreign branches of U.S. banks. The Trust may invest 25% of the assets of a Portfolio in the securities of foreign issuers. The Trust may invest in abroad range of foreign securities including equity, debt and convertible securities and foreign government securities. In connection with investments in foreign securities, the Trust may enter into forward foreign currency exchange contracts for the purpose of protecting against losses resulting from fluctuations in exchange rates between the U.S dollar and a particular foreign currency denominating a security which the Trust holds or intends to acquire. The Trust will not speculate in forward foreign currency exchange contracts.

     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, difficulty in invoking legal process abroad and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Trust will not be registered with the Securities Exchange Commission and many of the issuers of foreign securities will not be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may compare favorably or unfavorably with the United States economy with respect to such factors as rate of growth, rate of inflation, capital reinvestment, resource self sufficiency and balance of payment positions, and economic trends in foreign countries may be difficult to assess.

     The Trust will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Trust may invest may be primarily listed in foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset values of the Trust's portfolios may be affected by such trading on days when a shareholder has no access to the Trust.

     The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under control of the foreign custodian, and the impact of political, social or diplomatic developments.

Lending Portfolio Securities

     In order to increase the return on its investment, a Portfolio may lend its portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value of its total assets. Loans of portfolio securities will always be fully collateralized and will be made only to borrowers considered by the Adviser to be credit-worthy. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially. (See the Statement of Additional Information).

When Issued Securities

     The Portfolios may commit to purchase new issues of securities on a when-issued basis. Delivery and payment for such securities normally takes 15 to 45 days or more after the date of the commitment to purchase. When a Portfolio purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for when-issued securities will be deposited in a segregated account with the Trust's custodian bank.


     Securities purchased on a when-issued basis and the securities held in the Portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a Portfolio remains substantially invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it merely set aside cash to pay for when-issued securities. In addition, transactions in when-issued securities may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. Although a Portfolio generally will commit to purchase securities on a when-issued basis with the intention of acquiring such securities, it may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. A Portfolio may realize capital gains or losses upon the sale of the commitment. Any such gain, if not offset by net realized capital losses, will be distributed to the shareholders. See "Dividends and Distributions" and "Taxes." (See also the Statement of Additional Information.)


                            INVESTMENT RESTRICTIONS

     The investment restrictions to which each Portfolio is subject, together with the investment objectives of the Portfolio, are fundamental policies of the Trust which may not be changed as to any Portfolio without the approval of such Portfolio's shareholders. Among the more significant restrictions, each Portfolio may not (i) invest more than 5% of its total assets in securities issued or guaranteed by any one issuer (except the U.S. Government); (ii) purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer; (iii) purchase a restricted security or a security for which market quotations are not readily available or a repurchase agreement having a maturity longer than seven days if as a result of such purchase more than 10% of the Portfolio's net assets would be invested in such securities; or (iv) borrow in excess of 10% of the market or other fair value of its total assets or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets (any borrowings to be from banks and undertaken only as a temporary measure for administrative purposes).

     Within certain limitations (see the Statement of Additional Information) each Portfolio may invest up to 10% of its total assets in shares of other investment companies provided that immediately after any such investment not more than 3% of the voting stock of another investment company would be owned by the Portfolio. As a shareholder in another investment company a Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the advisory fee to the Adviser with respect to assets so invested.

     The Portfolios' investment restrictions are fully described in the Statement of Additional Information.

                              PORTFOLIO TURNOVER

     The Portfolio pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Portfolio and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income.

     The rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. Although the portfolio turnover rate of all of the Portfolios cannot be accurately predicted, it is anticipated that the annual turnover rate for the Diversified Income Portfolio and the Equity Portfolio will not exceed 300% and 320%, respectively. Portfolio turnover rates for the fiscal years for each Portfolio are shown in the section "Financial Highlights." Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a Portfolio and by compliance with provisions of the Internal Revenue Code relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed.


                            MANAGEMENT OF THE FUND

     The Trust is an open-end management investment company, known as a mutual fund. The Board of Trustees supervises the business affairs and investments of the Trust, which is managed or caused to be managed on a daily basis by the Trust's investment adviser. The Trust was organized as a Massachusetts business trust on October 15, 1987. The Trust is authorized to offer shares in series or "Portfolios" and is currently offering shares of seven Portfolios, two of which are listed in this Prospectus.

The Investment Adviser


     The Adviser is Phoenix Investment Counsel, Inc., which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Duff & Phelps Corporation of Chicago, Illinois. Prior to November 1, 1995 PIC and Equity Planning were indirect, wholly-owned subsidiaries of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a majority shareholder of Phoenix Duff & Phelps Corporation. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. In addition to the Fund, PIC also serves as investment adviser to Phoenix Series Fund, Phoenix Strategic Equity Series Fund (Strategic Theme Fund and Small Cap Fund), Phoenix Strategic Allocation Fund, Inc. and The Phoenix Edge Series Fund (all Series other than the Real Estate Securities Series and Aberdeen New Asia Series) and as sub-adviser to the Chubb America Fund, Inc., Sun America Series Trust, and JNL Series Trust. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1996, PIC had approximately $18.2 billion in assets under management.


     The Adviser continuously furnishes an investment program for each Portfolio and manages the investment and reinvestment of the assets of each Portfolio subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes to the Trust adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust.

     The Investment Advisory Agreements have been approved for the Portfolios by the Trustees.

     For managing, or directing the management of the investments of the Equity Portfolio, the Adviser is entitled to a prescribed fee. The Adviser is entitled to a fee for the Equity Portfolio, payable monthly, at the annual rate of 0.75% of the average of the aggregate daily net asset values of the Equity Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. The Adviser is also entitled to a fee for the Diversified Income Portfolio, payable monthly, at the annual rate of 0.50% of the average of the aggregate daily net asset values of the Diversified Income Portfolio up to $1 billion; 0.45% of such value between $1 billion and $2 billion; and 0.40% of such value in excess of $2 billion. The total advisory fee of 0.75% of the aggregate net assets of the Equity Portfolio is greater than that for most mutual funds, however the Board of Trustees has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Equity Portfolio.


     For its services to the Portfolios during the fiscal year ended November 30, 1996, the Advisor received a fee of $48,133.

     The Adviser has agreed to reimburse the Trust for the amount by which total operating expenses of the Equity Portfolio and the Diversified Income Portfolio exceed 0.85% and 0.65%, respectively. The Adviser has also agreed to reimburse the Trust for the amount, if any, by which the total operating expenses of any Portfolio (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Portfolio is permitted to bear under the most restrictive expense limitation (which has not been waived) imposed on mutual funds by any state in which shares of such Portfolio are then qualified for sale.

The Portfolio Managers

Phoenix Endowment Equity Portfolio

     Mr. Thomas S. Melvin, Jr. has been the Portfolio Manager of the Portfolio since February, 1993. As such, Mr. Melvin is primarily responsible for the day to day management of the Portfolio. Mr. Melvin is a Vice President of the Adviser and is also a Vice President of National Securities & Research Corporation and Phoenix Duff & Phelps Institutional Mutual Funds. From November 1991 until November 1995, Mr. Melvin was Portfolio Manager, Common Stock, Phoenix Home Life Mutual Insurance Company. From 1987 to 1991 Mr. Melvin was Portfolio Manager of Constitution Capital Management.

Phoenix Diversified Income Portfolio

     Mr. David L. Albrycht has been the Portfolio Manager of the Portfolio since August, 1993. As such, Mr. Albrycht is primarily responsible for the day to day management of the Portfolio. Since August of 1994, Mr. Albrycht has been a Vice President and Portfolio Manager of Phoenix Multi-Sector Fixed Income Fund, Inc. Since August 1993, Mr. Albrycht has also been the Portfolio Manager of Phoenix Multi-Sector Short Term Bond Fund. Mr. Albrycht is also a Vice President of the Adviser. Until November 1995, Mr. Albrycht was a Portfolio Manager of Phoenix Home Life Mutual Insurance Company and has held various investment management positions with Phoenix Home Life during the past five years.


The Financial Agent


     Equity Planning also acts as financial agent of the Trust and, as such, performs bookkeeping and pricing services and certain other administrative functions for the Trust. As compensation, Equity Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of each Portfolio of the Trust, at the following incremental annual rates:

 First $100 million                   .05%
 $100 million to $300 million         .04%
 $300 million to $500 million         .03%
 Greater than $500 million           .015%

(b) a minimum fee based on the predominant type of assets of each Portfolio; and
(c) an additional $12,000 fee for any
additional class of shares created in the future. For its services during the Trust's fiscal year ended November 30, 1996, Equity Planning received $2,470 or 0.03% of average net assets.


The Custodian and Transfer Agent

     The custodian of the assets is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101. The securities and other assets of each Portfolio of the Trust are held by the Custodian or any subcustodian separate from the securities and assets of each other Portfolio.


     Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid a fee equivalent to $19.25 for each designated daily dividend shareholder account and $14.95 for each designated non-daily dividend shareholder account. The Transfer Agent is authorized to engage sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. The Adviser may also select affiliated broker-dealers to execute transactions for the Fund, provided that the commissions, fees and other remuneration paid to such affiliated brokers is reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

Brokerage Commissions

     Although the Conduct Rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust. The Adviser may also select affiliated broker-dealers to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated brokers is reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.


                             NATIONAL DISTRIBUTOR


     The offices of Equity Planning, the National Distributor of the Trust's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Trust and a director and President of Equity Planning. Mr. Michael E. Haylon, an officer of the Trust, is a director of Equity Planning. David R. Pepin, a director and officer of Equity Planning, is an officer of the Trust. G. Jeffrey Bohne, Nancy Curtiss, William E. Keen III, William R. Moyer, William J. Newman, Leonard J. Saltiel and Thomas N. Steenburg are officers of the Trust and officers of Equity Planning.


     Equity Planning and the Trust have entered into a distribution agreement under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with banks or bank affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio of the Trust.

     The sale of Trust shares through a securities broker affiliated with a particular bank is not expected to preclude the Trust from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.

                             DESCRIPTION OF SHARES

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest, $1 par value. The Trustees are authorized to offer shares in different series or "Portfolios". The Trust currently offers shares of other Portfolios not described in this prospectus in different classes. Holders of shares of a Portfolio are entitled to one full vote for each full share owned and a fractional vote for any fractional share. Shares of a Portfolio participate equally in dividends and distributions paid with respect to such Portfolio and in such Portfolio's net assets on liquidation. Shares of a Portfolio are fully paid and non-assessable when issued and are transferable and redeemable. Shares of the Portfolios have no preemptive or conversion rights.

     The assets received by the Trust for the issue or sale of shares of a Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Portfolio and constitute the underlying assets of such Portfolio. The underlying assets of a Portfolio are required to be segregated on the books of account and are to be charged with the expenses in respect to such Portfolio and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Portfolio are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the

Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders will not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                               HOW TO BUY SHARES

     Shares of each Portfolio are offered to endowment funds and other tax-exempt organizations on a continuous basis by Equity Planning. Shares are sold at the net asset value per share (as described below) next computed after the purchase order is received by Equity Planning. Sales of shares of the Equity and Diversified Income Portfolios may be made through broker-dealers, pension consultants or other qualified financial agents/institutions at the net asset value per share next computed after the order is received by Equity Planning.

     To purchase shares of any Portfolio, the minimum initial investment is $100,000 and the minimum subsequent investment is $1,000.

     In connection with purchases of $100,000 or more (or subsequent purchases in any amount) by an endowment fund or other tax-exempt organization, Equity Planning may pay broker-dealers, from its own profits and resources, an amount equal to .25% of 1% of the net asset value of any shares sold. If part or all of such an investment is subsequently redeemed within one year of the investment date, the broker/dealer will refund to Equity Planning any such amounts paid with respect to the investment.

     In addition to the above form of compensation, Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying financial agents, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers or dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Trust of their intention to do so.


     As a convenience to the shareholder, all shares of a Portfolio registered in the shareholder's name are automatically credited to an Open Account maintained in book entry form for the shareholder on the books of the Trust by its transfer agent. An Open Account offers the shareholder ready access to certain options and services as described in the Statement of Additional Information.

     The Trust offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans, and reinvestment and exchange privileges. Under certain circumstances, shares of any Portfolio, or shares of any other Phoenix Fund may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Shares of any other Portfolio for which a sales charge has been paid may be exchanged for shares of a Portfolio of the Trust on the basis of the relative net asset values per share at the time of the exchange. Exchanging shares between a Portfolio of the Trust purchased at net asset value and a Portfolio for which a sales charge would apply will require payment of the applicable sales charge. Shares of any Phoenix Fund for which a sales charge has been paid or which qualify for net asset value purchases, may be exchanged on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Portfolio, Series, or Fund being acquired. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund.

     Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order for any dealer, shareholder or person whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. The Trust reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.


     Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.


     Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling 800-243-1574, provided that the exchange is made between accounts with identical account registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative. The Trust and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Trust and/or Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Trust and/or the

Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s). The Telephone Exchange Privilege is available only in states where shares being acquired may be legally sold.


     If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, the shareholder must submit a written request for an exchange to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Trust's transfer agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.


     Purchase and withdrawal plans and reinvestment and exchange privileges are described more fully in the Statement of Additional Information. For further information, call Equity Planning at 800-243-4361.


                                NET ASSET VALUE

     The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of a Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     The Portfolio's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Trust. Short term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.


                             HOW TO REDEEM SHARES


     Any holder of shares of a Portfolio of the Trust may require the Trust to redeem such shares at any time at their net asset value next computed after receipt of the order by Equity Planning. Non-certificated shares registered on the books of the Trust may be redeemed by submitting a written request for redemption to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. The redemption request must contain the name of the Portfolio, the shareholder(s)' account name(s) and number(s), the number of shares to be redeemed and the signature(s) of the registered shareholder(s). If a trustee is designated in the account's registration and the redemption proceeds do not exceed $50,000 and are to be paid to the registered owner(s) at the address of record, the signature(s) on the redemption request need not be guaranteed. Otherwise, the signature(s) must be guaranteed by an eligible guarantor institution as defined by the Trust's transfer agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Shares represented by certificates in the possession of the shareholder may be redeemed by submitting a written request for redemption to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, together with the certificates, duly endorsed by all persons in whose names the shares are registered, with signatures guaranteed, if required, in the manner described above. Signature(s) also must be guaranteed on any change of address request submitted in conjunction with any redemption request. Payment will be made within seven days after receipt of the duly endorsed share certificates unless the redemption request relates to shares for which good payment has not yet been collected. For shares purchased by check or through the Invest-by-Phone service, collection of good payment may take up to 15 days after receipt of the check.


Telephone Redemptions


     Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling 800-243-1574 and telephone redemption orders will also be accepted on behalf of the shareholder by his or her registered representative.

     The Trust and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Trust and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/ dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by any unauthorized third party that the Trust and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the telephone redemption privilege may be difficult to exercise and a shareholder should submit a written redemption request, as described above.

     If the amount of the redemption is $500 or more, the proceeds will be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.



     Telephone redemption orders received and accepted by the Transfer Agent on any day when the Transfer Agent is open for business, will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Trust has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. The Telephone Redemption Privilege is not available for HR-10, IRA and 403(b)(7) Plans.


     To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or kind. The Trust has elected to pay in cash all requests for redemptions by any shareholder of record but may limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares of a Portfolio of the Trust would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of such Portfolio. A shareholder receiving such securities would incur brokerage costs when the shareholder sold the securities.

Redemption of Small Accounts


     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Trust redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.


                          DIVIDENDS AND DISTRIBUTIONS

     All dividends and distributions with respect to the shares of a Portfolio of the Trust will be payable in shares of such Portfolio at net asset value or, at the option of the shareholder, in cash.

     The Diversified Income Portfolio will distribute its net investment income to its shareholders on a monthly basis. Dividends will be invested or distributed in cash on the last business day of every month with checks or confirmations mailed to shareholders on the second business day of the next month. The net income of the Portfolio for Saturdays, Sundays and other days on which the New York Stock Exchange is closed will be declared as dividends on the next business day. The Diversified Income Portfolio will distribute net realized capital gains, if any, to its shareholders on an annual basis.

     The Equity Portfolio will distribute its net investment income to its shareholders semi-annually and net realized capital gains, if any, to its shareholders at least annually.

                                     TAXES

     Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to qualify and elect to be treated as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code as currently amended (the "Code"). The Portfolios so qualified for the most recent fiscal year. To remain qualified, each Portfolio will be required to satisfy various income, distribution and diversification requirements. As such, each Portfolio will not be subject to Federal income tax liability on its net investment income and net capital gains that are currently distributed (or are deemed to be distributed) to its shareholders. Each Portfolio also intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year (or for the fiscal year, if the Portfolio so elects).

     The Portfolios are currently offered to shareholders that qualify as tax-exempt under Section 501(c)(3) of the Internal Revenue Code. In the future, however, the Portfolios may be offered to shareholders who are not tax-exempt. Distributions which are designated by the Portfolios as long-term capital gains, whether received in shares or in cash, will be taxable to non-tax-exempt shareholders as long-term capital gains (regardless of how long the distributee has been a shareholder) and will not be eligible for the corporate dividends-received deduction. Each Portfolio will be taxed on its undistributed net capital gain, if any, at regular corporate income tax rates, and, to the extent of the amount of such capital gain designated by the Portfolio in a notice mailed to shareholders not later than 60 days after the close of the year, will be treated as having been distributed to shareholders. Consequently, any undistributed net capital gain so designated (although not actually received by the shareholders) will be taxed to non-tax-exempt shareholders as capital gain, and such shareholders will be entitled to claim their proportionate share of the Federal income taxes paid by the Portfolio on such gains as a credit against their own Federal income taxes.

     Written notices will be sent to shareholders following the end of each calendar year regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the exempt portion (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), foreign tax credits (if applicable), and cumulative return of capital (if any). The Portfolios may be required to withhold Federal income tax at a rate of 31% on reportable dividends paid to certain non-corporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Portfolio or who, to the Portfolio's knowledge, have furnished an incorrect number.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Portfolios and their shareholders. In addition to the Federal income tax consequences described above, which are applicable to any investment in the Portfolios, there may be state or local tax considerations, and estate tax considerations, applicable to the circumstances of a particular investor. Also, legislation may be enacted in the future that could affect the tax consequences described above. Shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

                            ADDITIONAL INFORMATION

     Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semi-
Annual Report to Shareholders should be directed to Equity Planning at (800) 243-4361 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

                                   APPENDIX


Descriptions of Certain Rating Definitions


Moody's Investors Service, Inc.


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:        Bonds which are rated A possess many
          favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Standard & Poor's Corporation

AAA:      This is the highest rating assigned by Standard
          & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                        BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

                                       Give Social Security Number or
Account Type                           Tax Identification Number of:
------------                           ------------------------------
Individual                             Individual
--------------------------------------------------------------------------------
Joint (or Joint Tenant)                Owner who will be paying tax
--------------------------------------------------------------------------------
Uniform Gifts to Minors                Minor
--------------------------------------------------------------------------------
Legal Guardian                         Ward, Minor or Incompetent
--------------------------------------------------------------------------------
Sole Proprietor                        Owner of Business (also provide
                                       owner's name)
--------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust      Trust, Estate, Pension Plan Trust
                                       (not personal TIN of fiduciary)
--------------------------------------------------------------------------------
Corporation, Partnership,
Other Organization                     Corporation, Partnership, Other
                                       Organization
--------------------------------------------------------------------------------
Broker/Nominee                         Broker/Nominee
--------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.


Step 3. If you are one of the entities listed below, you are exempt from backup withholding.

        [bullet] A corporation

        [bullet] Financial institution

        [bullet] Section 501(a) exempt organization (IRA, Corporate Retirement
                 Plan, 403(b), Keogh)

        [bullet] United States or any agency or instrumentality thereof

        [bullet] A State, the District of Columbia, a possession of the United
                 States, or any subdivision or instrumentality thereof

        [bullet] International organization or any agency or instrumentality thereof

        [bullet] Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

        [bullet] Real estate investment trust

        [bullet] Common trust fund operated by a bank under section 584(a)

        [bullet] An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)

        [bullet] Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

-----------

This Prospectus sets forth concisely the information about the Phoenix Multi-Portfolio Fund (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.


The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated April 1, 1997. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial information relating to the Trust is contained in the Annual Report to Shareholders for the year ended November 30, 1996 and is incorporated into the Statement of Additional Information by reference.



          [Recycle symbol] Printed on recycled paper using soybean ink

[Back Cover]

Phoenix Multi-Portfolio Fund
PO Box 2200
Enfield CT 06083-2200

[Double-Diamond Logo] Phoenix
                      Duff & Phelps

PDP 467 (4/97)

                         PHOENIX MULTI-PORTFOLIO FUND

                               101 Munson Street
                        Greenfield, Massachusetts 01301


                      Statement of Additional Information
                                 April 1, 1997

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund (the "Trust"), dated April 1, 1997 and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                              TABLE OF CONTENTS*


                                                    PAGE
INVESTMENT OBJECTIVES AND POLICIES (7)   .........     1
INVESTMENT RESTRICTIONS (11)    ..................     7
PERFORMANCE (7)  .................................     8
PERFORMANCE COMPARISONS (7)  .....................     9
PORTFOLIO TURNOVER (11)   ........................     9
TRUSTEES AND OFFICERS (11)   .....................     9
THE INVESTMENT ADVISER (12)  .....................    17
PORTFOLIO TRANSACTIONS AND BROKERAGE (13)   ......    18
NET ASSET VALUE (15)   ...........................    19
PURCHASE OF SHARES (14)   ........................    19
SHAREHOLDER SERVICES   ...........................    20
INVEST-BY-PHONE  .................................    21
EXCHANGE PRIVILEGES (14)  ........................    21
HOW TO REDEEM SHARES (15)    .....................    22
TAXES (16)    ....................................    24
THE DISTRIBUTOR (13)   ...........................    25
ADDITIONAL INFORMATION (17)  .....................    26
FINANCIAL STATEMENTS   ...........................    26
APPENDIX   .......................................    26


* Numbers in parentheses are cross-references to related sections of the Prospectus.


                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                   Telephone Orders/Exchanges: (800) 367-5877
                    Telecommunication Device: (800) 243-1926


PDP 642(4/97)

                      INVESTMENT OBJECTIVES AND POLICIES

     The Prospectus of Phoenix Multi-Portfolio Fund (the "Trust") describes the investment objectives of the Phoenix Endowment Equity Portfolio ("Equity Portfolio") and Diversified Income Portfolio ("Diversified Income Portfolio" formerly the "Phoenix Endowment Fixed Income Portfolio") (each, a "Portfolio" and, together, the "Portfolios"), the two Portfolios currently offered by the Trust, and summarizes the investment policies and investment techniques each Portfolio will employ in seeking to achieve its investment objective. The following discussion supplements the description of the Portfolios' investment policies and investment techniques in the Prospectus.


     The investment objective of each Portfolio is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Portfolio. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Trust and may not be changed as to any Portfolio without the approval of such Portfolio's shareholders.



     Money Market Instruments. Certain money market instruments as described below may be used by the Equity Portfolio and Diversified Income Portfolio to a very limited extent: when investing otherwise idle cash or on a temporary basis for defensive purposes.


     Repurchase Agreements. Repurchase agreements, as described in the Trust's Prospectus, will be entered into only with commercial banks, brokers and dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Portfolio's repurchase agreement transactions periodically and, with the Adviser, will consider standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with a Portfolio. No more than an aggregate of 10% of a Portfolio's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.

     The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Portfolio may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Portfolio and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counterparties to such transactions.

     Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

     Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     Banker's Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

     U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturities of greater than five years.

     Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S.

Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. As used herein, the "U.S. Government" includes the United States Government and its agencies and instrumentalities as aforesaid.

Securities and Index Options

     Each Portfolio, may write covered call options and purchase call and put options. Options and the related risks are summarized below.

Writing and Purchasing Options on Securities and Securities Indices

     Call options on securities and securities indices written by the Portfolios normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Portfolio may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

     During the option period, a Portfolio may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Portfolio to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Portfolio effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Portfolio has received an exercise notice.

     A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

     Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. A Portfolio may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Portfolio, to prevent an underlying security from being called, or to enable a Portfolio to write another call option with either a different exercise price or expiration date or both. A Portfolio may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Portfolio expires unexercised, a Portfolio will realize a gain in the amount of the premium on the option less the commission paid.

     The option activities of a Portfolio may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Portfolio will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

Limitations on Options on Securities and Securities Indices

     A Portfolio may write call options only if they are covered and remain covered for as long as the Portfolio is obligated as a writer. Thus, if a Portfolio writes a call option on an individual security, the Portfolio must own the underlying security or other securities that are acceptable for a segregated account at all times during the option period. Call options on securities indices written by a Portfolio will be "covered" by identifying the specific Portfolio securities being hedged.


     To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a segregated account in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Portfolio, the Portfolio will be required to deposit qualified securities. A "qualified security" is a security against which the Portfolio has not written a call option and which has not been hedged by the Portfolio by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will deposit any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the call is written, the Portfolio will segregate with the Trust's custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise segregated may be applied to the Portfolio's other obligations to segregate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.


     Each Portfolio may invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices. A Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

     In connection with a Portfolio's qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on the Portfolio's ability to enter into option transactions may apply from time to time. See "Taxes".

Risks Relating to Options on Securities

     During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

     The risk of purchasing a call option or a put option is that the Portfolio may lose the premium it paid plus transaction costs, if the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option.

     An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Portfolios will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

     Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Portfolios.

Risks of Options on Indices

     Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Portfolio will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Portfolio of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Portfolio. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities.

     Price movements in securities held by a Portfolio will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio bears the risk that the price of the securities held by the Portfolio might not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Portfolio. It is also possible that the index might rise when the value of the securities held by the Portfolio does not. If this occurred, the Portfolio would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

     Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Portfolio will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

     When a Portfolio has written a call on an index, there is also a risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell its securities. As with options on its securities, the Portfolio will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

     If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Financial Futures Contracts and Related Options

     The Portfolios may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Portfolio may wish to purchase in the future by purchasing futures contracts.


     The Portfolios may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation in which a Portfolio purchases or sells a security, no security is delivered or received by the Portfolio upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Portfolio will be required to deposit in a segregated account with the Trust's custodian bank an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Portfolios will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

Limitations on Futures Contracts and Related Options


     The Portfolios may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Portfolio may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Portfolio's initial margin deposit with respect thereto will be deposited in a segregated account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

     The extent to which a Portfolio may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Taxes."


Risks Relating to Futures Contracts and Related Options

     Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Portfolio will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Portfolio would continue to be required to make daily margin payments. In this situation, if the Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Portfolio's ability to hedge its positions effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's turnover rate.

     The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Portfolio's total return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Portfolio has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Portfolio or the currencies in which its foreign securities are denominated may decline. If this occurred, the Portfolio would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Portfolio then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in loss, such as when there is no movement in the price of the underlying securities.

Foreign Securities

     Each Portfolio may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be less than 25% of the total net asset value of each Portfolio. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

     The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

Mortgage-Backed Securities

     Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

     In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

     The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

Lending Portfolio Securities

     A Portfolio may lend portfolio securities to broker-dealers and other financial institutions in amounts up to one-third of the market or other fair value for its total assets, provided that such loans are callable at any time by the Portfolio and are at all times secured by collateral held by the Portfolio at least equal to the market value, determined daily, of the loaned securities. The Portfolio will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Portfolio or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Portfolio, and any gain or loss in the market price during the period of the loan would accrue to the Portfolio. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Portfolio may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

     As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

                            INVESTMENT RESTRICTIONS

     The following information supplements the information included in the Prospectus with respect to the investment restrictions to which the Portfolios of the Trust are subject. The investment restrictions described below are fundamental policies and may not be changed as to any Portfolio without the approval of the lesser of (i) a majority of the Portfolio's outstanding shares or (ii) 67% of the Portfolio's shares represented at a meeting of Trust shareholders at which the holders of 50% or more of the Portfolio's outstanding shares are present. No Portfolio of the Trust may:

  (1) Make short sales of securities, unless at the time of sale the Portfolio owns an equal amount of such securities.

  (2) Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

  (3) Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and a Portfolio may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options,
       (b) purchase exchange-traded call options and put options, provided that the premiums on all outstanding call and put options do not exceed 2% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would not exceed 2% of its total assets.

  (4) Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for administrative purposes. Deposits in escrow in connection with the writing of covered call options, secured put options, or the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance.

  (5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, a Portfolio may be deemed to be an underwriter.

  (6) Concentrate its assets in the securities of issuers which conduct their principal business activities in the same industry. To comply with this restriction, no security may be purchased for a Portfolio if such purchase would cause the value of the aggregate investment of such Portfolio in any one industry to exceed 25% of that Portfolio's total assets (taken at market value). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  (7) Make any investment in real estate (including real estate limited partnerships), commodities or commodities contracts, except that the Portfolio may (a) purchase or sell readily marketable securities which are secured by interests in real estate, including real estate investment and mortgage investment trusts, provided that such investments do not exceed 10% of the portfolio's total assets and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's futures and related options positions and the premiums paid for related options would not exceed 5% of the Portfolio's total assets.

  (8) Make loans, except that the Portfolio may (a) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors, whether publicly distributed or not, (b) invest in repurchase agreements, provided that an aggregate of no more than 10% of the Portfolio's net assets (taken at market value) may be invested in repurchase agreements having maturities of more than seven days and all other illiquid securities, and (c) loan its portfolio securities in amounts up to one third of the market or other fair value of its total assets, subject to restrictions described more fully above.

  (9) Purchase securities of other investment companies, except that the Portfolio may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 5% of the Portfolio's total assets would be invested in such securities and (ii) not more than 3% of the voting stock of another investment company would be owned by the Portfolio, or (b) as part of a merger, consolidation, or acquisition of assets.

  (10) Invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer. With respect to 75% of its assets, a Portfolio which may invest in foreign securities will limit its investments in the securities of any one foreign government, its agencies and instrumentalities, to 5% of the Portfolio's total assets.

  (11) Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and all such persons own in the aggregate more than 5% of the securities of such issuer.

  (12) Invest in the aggregate more than 5% of its total assets in the securities of any issuers which have (with predecessors) a record of less than three years of continuous operations.

  (13) Invest in warrants or rights except where acquired in units or attached to other securities.

  (14) Purchase restricted securities (including repurchase agreements having maturities of more than seven days) or securities for which market value quotations are not readily available if as a result of such purchase more than 10% of the Portfolio's total assets would be invested in the aggregate in such securities.

  (15) Invest in interests in oil, gas, or other mineral leases or exploration or development programs.

  (16) Issue senior securities as defined in the Investment Company Act of 1940, except that a Portfolio may enter into repurchase agreements or borrow as permitted under restriction #4 above.



     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the value or costs of the Portfolio's assets will not be considered a violation of the restriction except as provided in (11) above.


                                  PERFORMANCE


     Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as the "yield" of the Diversified Income Portfolio and "total return" of any of the other Portfolios.


     Quotations of the yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:



                     6
 YIELD = 2[( a-b + 1) -1]
             ---
              cd

 where  a = dividends and interest earned during the period by the Portfolio.

        b = expenses accrued for the period (net of any reimbursements),

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

        d = the net asset value per share on the last day of the period.

     For the thirty day period ended November 30, 1996, the yield for the Diversified Income Portfolio was 7.61%.

     As summarized in the Prospectus under the heading "Performance Information", total return is a measure of the change in value of an investment in a Portfolio over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by net asset value on the last trading day of the period; (3) assuming reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Portfolio was in effect if a Portfolio has not been in existence for at least ten years. The average total return for the Equity and Diversified Income Portfolios for the year ended November 30, 1996 was 19.68% and 15.32%, respectively. The average annual total return since inception, April 1, 1993, for the period ended November 30, 1996 for the Equity and Diversified Income Portfolios was 15.52% and 8.36%, respectively.


     Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                            PERFORMANCE COMPARISONS


     Each Portfolio may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technology, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, a Portfolio's performance results may be compared to those of other investment or savings vehicles (such as certificates of deposit) and results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor may be quoted. The total return may also be used to compare the performance of the Portfolios against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

     Advertisements, sale literature and other communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, such as IBM or health care in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components: or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance, including, but not limited: to the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

                              PORTFOLIO TURNOVER

     The Portfolios pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Portfolio and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income.


     The rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. Although the portfolio turnover rate of a Portfolio cannot be accurately predicted, it is anticipated that the annual turnover rate of the Diversified Income Portfolio and Equity Portfolio will not exceed 300% and 320%, respectively, Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a Portfolio and by compliance with provisions of the Internal Revenue Code relieving investment companies which distribute substantially all of their net income from Federal income tax on the amounts distributed.


                             TRUSTEES AND OFFICERS

     The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut, 06115-0480. On February 20, 1996, the shareholders elected to fix the number of trustees at fourteen and to elect Francis E. Jeffries, Everett L. Morris and Calvin J. Pedersen to fill the vacancies caused by the increase. The trustees and executive officers are listed below.

                           Positions Held                           Principal Occupation(s)
Name, Address and Age      With the Fund                            During the Past 5 Years
-----------------------   -----------------   ----------------------------------------------------------------------
C. Duane Blinn (69)        Trustee             Partner in the law firm of Day, Berry & Howard. Director/Trustee,
Day, Berry & Howard                            Phoenix Funds (1980-present). Trustee, Phoenix-Aberdeen Series Fund
City Place                                     and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
Hartford, CT 06103                             Director/Trustee, the National Affiliated Investment Companies
                                               (until 1993).

                               Positions Held                            Principal Occupation(s)
Name, Address and Age          With the Fund                             During the Past 5 Years
---------------------------   ----------------   -------------------------------------------------------------------------
Robert Chesek (62)             Trustee            Trustee/Director, Phoenix Funds (1981-present) and Chairman
49 Old Post Road                                  (1989-1994). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff
Wethersfield, CT 06109                            & Phelps Institutional Mutual Funds (1996-present). Director/Trustee, the National Affiliated Investment Companies (until 1993). Vice
                                                  President, Common Stock, Phoenix Home Life Mutual Insurance
                                                  Company (1980-1994).

E. Virgil Conway (67)          Trustee            Chairman (1992-present), Metropolitan Transportation Authority.
9 Rittenhouse Road                                Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                              (1970-present), Pace University (1978-present), Atlantic Mutual
                                                  Insurance Company (1974-present), HRE Properties (1989-present),
                                                  Greater New York Councils, Boy Scouts of America (1985-present),
                                                  Union Pacific Corp. (1978-present), Blackrock Fund for Fannie Mae
                                                  Mortgage Securities (Advisory Director) (1990-present), Centennial
                                                  Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                  (1975-present), and The Harlem Youth Development Foundation
                                                  (1987-present). Chairman, Audit Committee of the City of New York
                                                  (1981-1996). Director/Trustee, the National Affiliated Investment
                                                  Companies (until 1993). Director/Trustee, Phoenix Funds (1993-
                                                  present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                  Phelps Institutional Mutual Funds (1996-present). Director, Duff &
                                                  Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                  Corporate Bond Trust Inc. (1995-present). Director, Accuhealth
                                                  (1994-present), Trism, Inc. (1994-present), and Realty Foundation of
                                                  New York (1972-present). Chairman, New York Housing Partnership
                                                  Development Corp. (1981-present), and Blackrock Fannie Mae
                                                  Mortgage Securities Fund (Advisory Director) (1989-1996) and
                                                  Advisory Director, Fund Directions (1993-present). Chairman,
                                                  Financial Accounting Standards Advisory Council (1992-1995).

Harry Dalzell-Payne (67)       Trustee            Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix-
330 East 39th Street                              Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Apartment 29G                                     Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
New York, NY 10016                                Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                  (1995-present). Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                  Director/Trustee, the National Affiliated Investment Companies (1983-
                                                  1993). Formerly a Major General of the British Army.

*Francis E. Jeffries (66)      Trustee            Director and Chairman of the Board, Phoenix Duff & Phelps
6585 Nicholas Blvd.                               Corporation (1995-present). Director/Trustee, Phoenix Funds (1995-
Apt. 1601                                         present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Naples, FL 33963                                  Phelps Institutional Mutual Funds (1996-present). Director, Duff &
                                                  Phelps Utilities Income Fund (1987-present), Duff & Phelps Utilities
                                                  Electric Company (1984-present). Director (1989-1995), Chairman of the Board (1993-1995), President (1989-1993), and Chief Executive
                                                  Officer (1989-1995), Duff & Phelps Corporation.

                                Positions Held                           Principal Occupation(s)
Name, Address and Age           With the Fund                            During the Past 5 Years
----------------------------   ----------------   ------------------------------------------------------------------------
Leroy Keith, Jr. (58)           Trustee            Chairman and Chief Executive Officer, Carson Products Company
64 Ross Road                                       (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Savannah, GA 31405                                 Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                   Institutional Mutual Funds (1996-present). Director Equifax Corp.
                                                   (1991-present) and Keystone International Fund, Inc. (1989-present).
                                                   Trustee, Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone
                                                   Tax Free Fund, Master Reserves Tax Free Trust, and Master Reserves
                                                   Trust. Director/Trustee, the National Affiliated Investment Companies
                                                   (until 1993). Director, Blue Cross/Blue Shield (1989-1993) and First
                                                   Union Bank of Georgia (1989-1993). President, Morehouse College
                                                   (1987-1994). Chairman and Chief Executive Officer, Keith Ventures
                                                   (1994-1995).

*Philip R. McLoughlin (50)      Trustee and        Director, Vice Chairman and Chief Executive Officer, Phoenix Duff &
                                President          Phelps Corporation (1995-present). Director (1994-present) and
                                                   Executive Vice President, Investments, Phoenix Home Life Mutual
                                                   Insurance Company (1988-present). Director/Trustee and President,
                                                   Phoenix Funds (1989-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                   Director, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present)
                                                   and Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                   present), Director (1983-present) and Chairman (1995-present),
                                                   Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                   President (1990-present), Phoenix Equity Planning Corporation.
                                                   Director, Phoenix Realty Group, Inc. (1994-present), Phoenix Realty
                                                   Advisors, Inc. (1987-present), Phoenix Realty Investors, Inc. (1994-
                                                   present), Phoenix Realty Securities, Inc. (1994-present), PXRE
                                                   Corporation (Delaware) (1985-present), and World Trust Fund (1991-
                                                   present). Director and Executive Vice President, Phoenix Life and
                                                   Annuity Company (1996-present), Director and Executive Vice
                                                   President, PHL Variable Insurance Company (1995-present), and
                                                   Director, Phoenix Charter Oak Trust Company (1996-present). Director/
                                                   Trustee, the National Affiliated Investment Companies (until 1993).
                                                   Director (1994-present), Chairman (1996-present) and Chief Executive
                                                   Officer (1995-1996), National Securities & Research Corporation, and
                                                   Director and President, Phoenix Securities Group, Inc. (1993-1995).
                                                   Director (1992-present) and President (1992-1994) W.S. Griffith & Co.,
                                                   Inc. and Director (1992-1995) and President (1992-1994), Townsend
                                                   Financial Advisers, Inc. Director and Vice President, PM Holdings,
                                                   Inc. (1985-present).

Everett L. Morris (68)          Trustee            Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                     Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps Mutual
Colts Neck, NJ 07722                               Funds (1994-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                   Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                   Director, Duff & Phelps Utilities Tax-Free Income Inc. (1991-present),
                                                   Incorporated (1989-1993). Senior Executive Vice President and Chief
                                                   Financial Officer, Public Service Electric and Gas Company (1986-
                                                   1992). Director, First Fidelity Bank, N.A., N.J. (1984-1991).

                                 Positions Held                             Principal Occupation(s)
Name, Address and Age            With the Fund                              During the Past 5 Years
-----------------------------   ----------------   ---------------------------------------------------------------------------
*James M. Oates (50)             Trustee            Managing Director, The Wydown Group (1994-present). Chairman,
60 State Street                                     IBEX Capital Markets LLC (1997-present). Director Phoenix Duff &
Suite 950                                           Phelps Corporation (1995-present). Director/Trustee, Phoenix Funds
Boston, MA 02109                                    Chairman, IBEX Capital Markets LLC (1987-present). Trustee,
                                                    Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                    Institutional Mutual Funds (1996-present). Director, Govett Worldwide
                                                    Opportunity Funds, Inc. (1991-present), Blue Cross & Blue Shield of
                                                    New Hampshire (1994-present), Stifel Financial (1996-present),
                                                    Investors Bank and Trust Corporation (1995-present), Investors
                                                    Financial Services Corporation (1995-present) and Plymouth Rubber
                                                    Co. (1995-present). Member, Chief Executives Organization (1996-
                                                    present). Director/Trustee, the National Affiliated Investment
                                                    Companies (until 1993). Director (1984-1994), President (1984-1994)
                                                    and Chief Executive Officer (1986-1994).

*Calvin J. Pedersen (55)         Trustee            Director and President, Phoenix Duff & Phelps Corporation (1995-
55 East Monroe Street                               present). Director/Trustee, Phoenix Funds (1984-present). Trustee,
Suite 3600                                          Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Chicago, IL 60603                                   Institutional Mutual Funds (1996-present). President and Chief
                                                    Executive Officer Duff & Phelps Utilities Tax-Free Income Inc. (1995-
                                                    present), Duff & Phelps Utilities Income Fund. (since inception), and
                                                    Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                    Director (1986-1995), President (1993-1995) and Executive Vice
                                                    President (1992-1993), Duff & Phelps Corporation.

Philip R. Reynolds (69)          Trustee            Director/Trustee, Phoenix Funds (1984-present). Trustee, Phoenix-
43 Montclair Drive                                  Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
West Hartford, CT 06107                             Funds (1996-present). Director, Vestaur Securities, Inc. (1972-present).
                                                    Trustee and Treasurer, J. Walton Bissell Foundation Inc. (1988-
                                                    present). Director/Trustee, the National Affiliated Investment
                                                    Companies (until 1993).

Herbert Roth, Jr. (68)           Trustee            Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
134 Lake Street                                     Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
P.O. Box 909                                        Funds (1996-present). Director, Boston Edison Company (1972-
Sherborn, MA 01770                                  present), Landauer, Inc. (medical services) (1970-present), Tech Ops./
                                                    Sevcon, Inc. (electronic controllers) (1987-present), Key Energy Group
                                                    (oil rig service) (1988-1994), and Mark IV Industries (diversified manufacturer) (1985-present). Director/Trustee, the National Affiliated
                                                    Investment Companies (until 1993).

Richard E. Segerson (51)         Trustee            Director/Trustee, Phoenix Funds, (1993-present). Trustee, Phoenix-
102 Valley Road                                     Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
New Canaan, CT 06840                                Funds (1996-present). Managing Director, Mullin Associates (1993-
                                                    present). Vice President and General Manager, Coates & Clark, Inc.
                                                    (previously Tootal American, Inc.) (1991-1993). Director/ Trustee, the
                                                    National Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (65)      Trustee            Trustee/Director, the Phoenix Funds (1995-present). Trustee, Phoenix-
731 Lake Avenue                                     Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Greenwich, CT 06830                                 Funds (1995-present). Director, UST Inc. (1995-present) and HPSC Inc.
                                                    (1995-present). Chairman, Dresing, Lierman, Weicker (1995-present).
                                                    Director, Duty Free International (1997-present). Former Governor of the
                                                    State of Connecticut (1991-1995). Director, UST, Inc. (1995-present).

-----------
* Indicates that the Trustee is an "interested person" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

                            Positions Held                            Principal Occupation(s)
Name, Address and Age       With the Fund                             During the Past 5 Years
------------------------   ----------------   -------------------------------------------------------------------------
Michael E. Haylon (39)      Executive          Director and Executive Vice President-Investments, Phoenix Duff &
                            Vice               Phelps Corporation (1995-present). Senior Vice President, Securities
                            President          Investments, Phoenix Home Life Mutual Insurance Company (1993-
                                               1995). Executive Vice President, the Phoenix Funds (1995-present),
                                               Phoenix-Aberdeen Series Fund (1996-present), and Vice President,
                                               Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                               Director (1994-present), President (1995-present), and Executive Vice
                                               President (1994-1995), Phoenix Investment Counsel, Inc. Director
                                               (1994-present), President (1996-present) and Executive Vice President
                                               (1994-1996), National Securities & Research Corporation. Director,
                                               Phoenix Equity Planning Corporation (1995-present). Various other positions with Phoenix Home Life Insurance Company (1990-1993).

David R. Pepin (54)         Executive          Executive Vice President, Phoenix Funds, Phoenix-Aberdeen Series
                            Vice               Fund and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                            President          present). Director, Phoenix Investment Counsel, Inc., National
                                               Securities & Research Corporation and Phoenix Equity Planning
                                               Corporation (1996-present). Executive Vice President, Mutual Fund
                                               Sales and Operations, Phoenix Equity Planning Corporation (1996-
                                               present). Managing Director, Phoenix-Aberdeen International Advisors,
                                               LLC (1996-present). Executive Vice President (1996-present) and
                                               Director (1997-present), Phoenix Duff & Phelps Corporation. Vice
                                               President, Phoenix Home Life Mutual Insurance Company (1994-
                                               1995). Vice Corporation (1980-1994).

William J. Newman (57)      Senior             Executive Vice President (1995-present) and Chief Investment
                            Vice               Strategist (1996-present), Phoenix Investment Counsel, Inc. Senior Vice
                            President          President (1995-1996), Executive Vice President and Chief Investment
                                               Strategist (1996-present), National Securities & Research Corporation.
                                               Senior Vice President, Phoenix Equity Planning Corporation (1995-
                                               1996). Vice President, Common Stock and Chief Investment Strategist,
                                               Phoenix Home Life Insurance Company (April, 1995-November, 1995).
                                               Senior Vice President, Phoenix Strategic Equity Series Fund (1996-
                                               present), The Phoenix Edge Series Fund (1996-present), Phoenix
                                               Multi-Portfolio Fund (1995-present), Phoenix Income and Growth Fund
                                               (1996-present), Phoenix Series Fund (1995-present), Phoenix Strategic
                                               Allocation Fund, Inc. (1996-present), Phoenix Worldwide Opportunities
                                               Fund (1996-present), Phoenix Duff & Phelps Institutional Funds
                                               (1996-present), and Phoenix-Aberdeen Series Fund (1996-present).
                                               Chief Investment Strategist, Kidder, Peabody Co., Inc. (1993-1994).
                                               Managing Director, Equities, Bankers Trust Company (1991-1993).

David L. Albrycht (35)      Vice               Managing Director, Fixed Income (1996-present) and Vice President
                            President          (1995-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                               Fixed Income (1996-present) and Investment Officer (1994-1996),
                                               National Securities & Research Corporation. Portfolio Manager (1994-
                                               1995) and Director, Public Fixed Income (1990-1994), Phoenix Home
                                               Life Mutual Insurance Company. Vice President, Phoenix Multi-Sector
                                               Short Term Bond Fund (1993-present) and Phoenix Multi-Sector Fixed
                                               Income Fund, Inc. (1994-present).

Matthew Considine (34)      Vice               Director, Equity Research, (1996-present) and Equity Analyst (1994-
                            President          1996) Phoenix Investment Counsel, Inc. and Director, Equity Research,
                                               National Securities & Research Corporation (1996-present). Technology
                                               Analyst, Robertson Stephens Investment Management (1993-1994) and
                                               Vice President/Analyst-Portfolio Manager, CIGNA Investments
                                               (1992-1993).

                                Positions Held                           Principal Occupation(s)
Name, Address and Age           With the Fund                            During the Past 5 Years
----------------------------   ----------------   -----------------------------------------------------------------------
Jeanne H. Dorey (35)            Vice               Managing Director, Equities (1996-present) and Vice President (1993-
                                President          1996) Phoenix Investment Counsel, Inc. Managing Director, Equities
                                                   (1996-present) and Vice President (1993-1996), National Securities &
                                                   Research Corporation, Inc. Portfolio Manager, International (1992-
                                                   1993) and Portfolio Manager, Common Stock (1993-1996), Phoenix
                                                   Home Life Mutual Insurance Company. Vice President, The Phoenix
                                                   Edge Series Fund (1993-present) and Phoenix Worldwide Opportunities
                                                   Fund (1993-present).

Timothy M. Heaney (32)          Vice               Director, Fixed Income Research (1996-present), Investment Analyst
                                President          (1995-1996), Phoenix Investment Counsel, Inc. Director, Fixed Income
                                                   Research (1996-present), National Securities & Research Corporation.
                                                   Investment Analyst, Phoenix Home Life Mutual Insurance Company
                                                   (1992-1994). Vice President, Phoenix California Tax Exempt Bonds,
                                                   Inc. (1996-present).

William E, Keen III (33)        Vice               Assistant Vice President, Phoenix Equity Planning Corporation (1996-
100 Bright Meadow Blvd.         President          present). Vice President, Phoenix Funds, Phoenix-Aberdeen Series
PO Box 2200                                        Fund, and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
Enfield, CT 06083-2200                             present). Assistant Vice President, US Affinity Funds, US Affinity
                                                   Investments LP, (1994-1995). Manager, Fund Administration, SEI
                                                   Corporation (1991-1994).

Peter S. Lannigan (36)          Vice               Director, Fixed Income Research (1996-present) and Vice President
                                President          (1995-1996), Phoenix Investment Counsel, Inc. Director, Fixed Income
                                                   Research (1996-present), National Securities & Research Corporation,
                                                   Inc. Director, Public Fixed Income, Phoenix Home Life Mutual
                                                   Insurance Company (1993-1995). Various positions with Standard &
                                                   Poor's Corporation (1989-1993).

David Lui (37)                  Vice               Portfolio Manager, Equities, Phoenix Investment Counsel, Inc. (1996-
                                President          present) and Portfolio Manager, Equities, National Securities &
                                                   Research Corporation (1996-present). Associate Portfolio Manager,
                                                   International Portfolios, Phoenix Home Life Mutual Insurance Company
                                                   (1995-1996). Vice President, The Phoenix Edge Series Fund, (1996-
                                                   present) and Phoenix Worldwide Opportunities Fund (1996-present).
                                                   Vice President, Asian Equities, Alliance Capital Management (1993-
                                                   1995) and Associate, Global Markets, Bankers Trust (1990-1993).

Thomas S. Melvin, Jr. (53)      Vice               Managing Director, Equities, (1996-present), Vice President (1994-
                                President          1996) and Executive Vice President (1992-1994), Phoenix Investment
                                                   Counsel, Inc. and Managing Director, Equities, (1996-present), Vice
                                                   President (1994-1996) and Executive Vice President (1993-1994),
                                                   National Securities & Research Corporation. Portfolio Manager,
                                                   Common Stock, Phoenix Home Life Mutual Insurance Company (1991-
                                                   1995). Vice President, Phoenix Duff & Phelps Institutional Mutual
                                                   Funds (1996-present).

                             Positions Held                             Principal Occupation(s)
Name, Address and Age        With the Fund                              During the Past 5 Years
-------------------------   ----------------   ----------------------------------------------------------------------------
William R. Moyer (52)        Vice               Senior Vice President and Chief Financial Officer, Phoenix Duff & Phelps
100 Bright Meadow Blvd.      President          Corporation (1995-present). Vice President, Investment Products Finance,
PO Box 2200                                     Phoenix Home Life Mutual Insurance Company (1990-1995). Senior Vice
Enfield, CT 06083-2200                          President (1990-present), Chief Financial Officer (1996-present), Finance
                                                (until 1996) and Treasurer (1994-1996), Phoenix Equity Planning
                                                Corporation. Senior Vice President (1990-present), Chief Financial Officer
                                                (1996-present), Finance (until 1996) and Treasurer (1994-present),
                                                Phoenix Investment Counsel, Inc. Senior Vice President (1994-present),
                                                Chief Financial Officer (1996-present), Finance (until 1996), and
                                                Treasurer (1994-present), National Securities & Research Corporation.
                                                Vice President, Phoenix Funds (1990-present) and Phoenix-Aberdeen
                                                Series Fund (1996-present). Vice President, the National Affiliated
                                                Companies (until 1993). Senior Vice President, Finance, Phoenix
                                                Securities Group, Inc. (1993-present). Senior Vice President and Chief
                                                Financial Officer (1993-1995) and Treasurer (1994-1995) W.S. Griffith &
                                                Co., Inc. and Townsend Financial Advisers, Inc. Senior Vice President and
                                                Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                (1996-Present).

Scott C. Noble (50)          Vice               Senior Vice President, Real Estate, Phoenix Home Life Mutual
                             President          Insurance Company (1991-present). Vice President, The Phoenix Edge
                                                Series Fund (1995-present). Director (1991-present), Chief Executive
                                                Officer (1991-present) and President (1991-1995), Phoenix Realty
                                                Advisors, Inc. Director, President and Chief Executive Officer, Phoenix
                                                Realty Investors, Inc. (1994-present). Director (1994-present) and Chief
                                                Executive Officer (1995-present), Phoenix Realty Securities, Inc.
                                                Director (1994-present), President (1994-present) and Chief Executive
                                                Officer (1995-present), Phoenix Realty Group, Inc. Director and
                                                Executive Vice President, Phoenix Real Estate Securities, Inc. (1993-
                                                present). Director (1991-present) and President (1993-present), Phoenix
                                                Founders, Inc.

Barbara Rubin (43)           Vice               Vice President, Real Estate (1995-present) and Managing Director,
                             President          Real Estate (1992-1995) Phoenix Home Life Mutual Insurance
                                                Company. Vice President, The Phoenix Edge Series Fund (1995-
                                                present). Director, Phoenix Home Life Federal Credit Union (1985-
                                                present). Chairperson, VNA Health Care, Inc. (1991-present). Vice
                                                President, Broad Park Development Corporation (until 1992). Vice
                                                President, Phoenix American Life Insurance Company (1994-present).
                                                Vice President, 238 Columbus Blvd. Inc. (1991-present). Director
                                                (1988-present), President (1988-1993) and Vice President (1993-
                                                present), Phoenix Founders, Inc. Vice President (1993-present),
                                                Phoenix Real Estate Securities, Inc. Executive Vice President, Phoenix
                                                Realty Advisors, Inc. (1991-1994). Executive Vice President, Phoenix
                                                Realty Group, Inc. (1994-present), President (1995-present), Executive
                                                Vice President (1994-1995), Phoenix Realty Securities, Inc. and
                                                Executive Vice President, Phoenix Realty Investors, Inc.
                                                (1994-present).

Leonard J. Saltiel (43)      Vice               Managing Director, Operations and Service (1996-present), Senior Vice
100 Bright Meadow Blvd.      President          President, (1994-1996), Phoenix Equity Planning Corporation. Phoenix
PO Box 2200                                     Funds Vice President, (1994-present), Phoenix Duff & Phelps Fund
Enfield, CT 06083-2200                          (1996-present), and National Securities & Research Corporation (1994-
                                                1996). Vice President, Investment Operations, Phoenix Home Life
                                                Mutual Insurance Company. Various positions with Phoenix Home Life
                                                Mutual Insurance Company (1987-1994).

                           Positions Held                            Principal Occupation(s)
Name, Address and Age      With the Fund                             During the Past 5 Years
-----------------------   ----------------   -------------------------------------------------------------------------
James D. Wehr (39)         Vice               Managing Director, Fixed Income (1996-present), Vice President
                           President          (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                              Fixed Income (1996-present), Vice President (1993-1996), National
                                              Securities & Research Corporation. Vice President, Phoenix Multi-
                                              Portfolio Fund (1988-present), Phoenix Series Fund (1990-present),
                                              The Phoenix Edge Series Fund (1991-present), Phoenix California Tax
                                              Exempt Bonds, Inc. (1993-present) and Phoenix Duff & Phelps
                                              Institutional Mutual Funds (1996-present). Managing Director, Public
                                              Fixed Income, Phoenix Home Life Insurance Company (1991-1995).
                                              Various positions with Phoenix Home Life Mutual Insurance Company
                                              (1981-1991).

Nancy G. Curtiss (44)      Treasurer          Treasurer (1996-present), Vice President, Fund Accounting (1994-1996),
                                              Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds (1994-
                                              present), Phoenix-Aberdeen Series Fund (1996-present), and Phoenix Duff
                                              & Phelps Institutional Mutual Funds (1996-present). Second Vice
                                              President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                              Insurance Company (1994-1995). Various positions with Phoenix Home
                                              Life Mutual Insurance Company (1987-1994).

G. Jeffrey Bohne (49)      Secretary          Vice President, Mutual Fund Customer Service, Phoenix Equity Planning
101 Munson Street                             Corporation (1996-present). Vice President, Transfer Agent Operations,
Greenfield, MA 01301                          Phoenix Equity Planning Corporation (1993-1996). Clerk, Phoenix
                                              Investment Counsel, Inc. (1995-present). Secretary, the Phoenix Funds
                                              (1993-present), and Phoenix Duff & Phelps Institutional Mutual Funds
                                              (1996-present). Clerk and Secretary, Phoenix-Aberdeen Series Fund
                                              (1996-present). Vice President and General Manager, Phoenix Home Life
                                              Mutual Insurance Company (1993-present). Assistant Vice President,
                                              Phoenix Home Life Mutual Insurance Company (1992-1993).

     For services rendered to the Fund for the fiscal year ended November 30, 1996, the Trustees received aggregate of $129,010. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee fee costs are allocated equally to each of the Portfolios and the Funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Fund. Any other interested persons who are not compensated by the Adviser receive fees from the Fund.

     For the Fund's last fiscal year, the Trustees received the following compensation:

                                                                                               Total
                                                                                           Compensation
                                                 Pension or                                From Fund and
                           Aggregate         Retirement Benefits        Estimated          Fund Complex
                          Compensation        Accrued as Part         Annual Benefits        11 Funds
        Name               From Fund          of Fund Expenses        Upon Retirement     Paid to Trustees
-----------------------   ---------------   ----------------------   ------------------   ------------------
C. Duane Blinn               $12,465*                                                         $60,500*
Robert Chesek                $10,880                                                          $53,500
E. Virgil Conway+            $12,690                                                          $61,750
Harry Dalzell-Payne+         $10,880                                                          $53,750
Francis E. Jeffries          $     0                                                          $     0
Leroy Keith, Jr.             $10,880               None                                       $53,500
                                                                          None
Philip R. McLoughlin+        $     0                                                          $     0
                                                 for any                for any
Everett L. Morris+           $10,215             Trustee                Trustee               $50,750

                                                                                             Total
                                                                                        Compensation
                                               Pension or                                From Fund and
                         Aggregate         Retirement Benefits        Estimated          Fund Complex
                        Compensation        Accrued as Part         Annual Benefits        11 Funds
       Name              From Fund          of Fund Expenses        Upon Retirement     Paid to Trustees
---------------------   ---------------   ----------------------   ------------------   ------------------
James M. Oates+             $11,940                                                          $58,000
Calvin J. Pedersen          $     0                                                          $     0
Philip R. Reynolds          $10,880                                                          $53,500
Herbert Roth, Jr.+          $13,355*                                                         $64,750
Richard E. Segerson         $12,360                                                          $60,250
Lowell P. Weicker           $12,465                                                          $60,500

-------------

*At the request of Messrs. Blinn and Roth, arrangements have been established to permit their compensation (and the earnings thereon) to be deferred until their retirement or resignation from the Board of Trustees, or their death or permanent disability.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

                            THE INVESTMENT ADVISER


     The offices of the Adviser, Phoenix Investment Counsel, Inc., are located at 56 Prospect Street, Hartford, Connecticut 06115-0480. The Adviser was organized in 1932 as John P. Chase, Inc. In addition to the Trust, the Adviser also serves as investment adviser to The Phoenix Edge Series Fund (all Series other than the Real Estate Securities Series and Aberdeen New Asia Series), Phoenix Strategic Equity Series Fund (Strategic Theme Fund and Small Cap Fund), Phoenix Series Fund and Phoenix Strategic Allocation Fund, Inc. and as subadviser to Chubb America Fund, Inc., JNL Series Trust and SunAmerica Series Trust, among others.

     All of the outstanding stock of the Adviser is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a subsidiary of Phoenix Duff & Phelps Corporation. Prior to November 1, 1995, PIC and Equity Planning were indirect, wholly-owned subsidiaries of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. It was founded in 1851 and at December 31, 1996 had total assets of approximately $14.1 billion and total life insurance in force of approximately $163.9 billion. Equity Planning, a mutual fund distributor, acts as the National Distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut, 06115. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06083-2200.

     David L. Albrycht, Matthew Considine, Jeanne H. Dorey, Michael E. Haylon, Timothy M. Heaney, Peter S. Lannigan, David Lui, Thomas S. Melvin, Jr., William
R. Moyer, William J. Newman and James D. Wehr, officers of the Trust, are officers of the Adviser. Mr. Philip R. McLoughlin, an officer and Trustee of the Trust, is a director and Chairman of the Adviser. Michael E. Haylon and David R. Pepin, officers of the Fund, are directors of PIC.

     The investment advisory agreements provide that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.


     Each Portfolio will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Portfolios.


     As compensation for its services to the Trust, the Adviser is entitled to a prescribed fee. The Adviser is entitled to a fee for the Equity Portfolio, payable monthly, at the annual rate of 0.75% of the average of the aggregate daily net asset values of the Equity Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. The Adviser is also entitled to a fee for the Diversified Income Portfolio, payable monthly, at the annual rate of 0.50% of the average of the aggregate daily net asset values of the Diversified Income Portfolio up to $1 billion: 0.45% of such value between $1 billion and $2 billion; and 0.40% of such value in excess of $2 billion. The Adviser has also agreed to reimburse the Trust for certain expenses as set forth in the Prospectus. There is no assurance that average net asset value of a given Portfolio will reach a level high enough to result in a reduction in the rate of the advisory fee.


     The investment advisory agreements provide that the Adviser will reimburse the Trust for the amount, if any, by which the total operating and management expenses of any Portfolio (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Portfolio is permitted to bear under the most restrictive expense limitation (which is not waived) imposed on mutual funds by any state in which shares of such Portfolio are then qualified for sale. Currently the most restrictive state expense limitation provisions limit such expenses of any Portfolio of the Trust to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Trust would take such action necessary to eliminate this expense limitation.


     For the fiscal year ended November 30, 1994, it was necessary that the Adviser bear ordinary operating expenses of the Trust in the amount of $150,321; accordingly, the fee of $51,086 to which the Adviser would otherwise have been entitled was reduced to a loss of $99,235.

     For the fiscal year ended November 30, 1995, it was necessary that the Adviser bear ordinary operating expenses of the Trust in the amount of $175,341; accordingly, the fee of $44,964 to which the Adviser would otherwise have been entitled was reduced to a loss of $130,377.


     For the fiscal year ended November 30, 1996, it was necessary that the Adviser bear ordinary operating expenses of the Trust in the amount of $189,883; accordingly, the fee of $48,133 to which the Adviser would otherwise have been entitled was reduced to a loss of $141,750.


     The investment advisory agreements also provide that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

     Provided it has been approved by a vote of the majority of the outstanding shares of a Portfolio of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such Portfolio so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Portfolio and (2) the terms and any renewal of the agreement with respect to such Portfolio have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Portfolio by the Trustees or by the Adviser and may be terminated as to a Portfolio by a vote of the majority of the outstanding shares of such Portfolio. The Agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The agreement provides that upon its termination, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE


     In effecting portfolio transactions for the Trust, the Adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Trust and may benefit both the Trust and other accounts of the Adviser. Conversely, brokerage and research services provided by brokers to other accounts of the Adviser may benefit the Trust.

     If the securities in which a particular Portfolio of the Trust invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.


     As described in the Prospectus, some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

     The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different form that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

     For the fiscal years ended November 30, 1994, 1995 and 1996, brokerage commissions paid by the Trust on Portfolio transactions totaled $27,350, $22,435 and $9,383, respectively. Brokerage commissions of $6,204 paid during the fiscal year ended November 30, 1996 were paid on Portfolio transactions aggregating $5,340,013 executed by brokers who provided research and other statistical and factual information.

                                NET ASSET VALUE

     The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Portfolio which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Portfolio. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Portfolio has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                              PURCHASE OF SHARES

     The Prospectus includes information as to the offering price of shares of the Portfolios and the minimum initial and subsequent investments which may be made in a Portfolio. Sales of shares are made through registered representatives of the National Distributor, Equity Planning, or through securities dealers with whom Equity Planning has sales agreements. Sales of shares are also made to customers of bank-affiliated securities brokers with whom Equity Planning has sales agreements. Customers purchase shares at the applicable offering price.

     In connection with initial purchases of $100,000 or more, Equity Planning may pay broker-dealers, from its own profits and resources, an amount equal to
 .25% of 1% of the net asset value of any shares sold. A pro rata portion of any amounts paid with respect to the investment will be refunded by the broker-dealers to Equity Planning if part or all or such an investment is subsequently redeemed within one year.

Immediate Investment

     In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Portfolio may also be made by wiring Federal Funds directly pursuant to the following instructions. (Federal Funds are monies held in a bank account with a Federal Reserve Bank.)

 (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

 (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, attention of the appropriate Portfolio of the Phoenix Multi-Portfolio Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

     An order for shares of a Portfolio purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

     Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail to Equity Planning an Account Application.

                             SHAREHOLDER SERVICES

     Additional information concerning the Trust or any services offered by the Trust may be obtained by calling Equity Planning at 1-800-243-1574.

Open Account


     As a convenience to the shareholder, all shares of a Portfolio of the Trust registered in the shareholder's name are automatically credited to an Open Account maintained in book entry form for the shareholder on the books of the Trust by its subtransfer agent, State Street Bank and Trust Company. An Open Account offers the shareholder ready access to the following options and services:

     Tax Reports. Shortly after the end of each calendar year the shareholder will receive information as to the Federal tax status of dividends and any capital gain distribution paid by the Portfolio during the year.

     Safekeeping of Shares. All shares of a Portfolio acquired by the shareholder will be credited to the shareholder's Open Account in book entry form. In no event will certificates representing fractional shares be issued. Certificates previously acquired may be surrendered to the transfer agent; the surrendered certificates will be canceled and the shares represented thereby will continue to be credited to the Open Account of the shareholder.

     Investing by Mail. An Open Account provides a simple and convenient way of setting up a flexible investment program for the accumulation of shares of a Portfolio of the Trust. At any time the shareholder may send to Phoenix Multi-Portfolio Fund (Endowment), or (Diversified), c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, a check, payable to the order of Phoenix Multi-Portfolio Fund, for $1,000 or more to be used to purchase additional shares for his or her Open Account at the net asset value per share next computed after the check is received. Information as to the shareholder's account registration and account number should accompany each such investment.

     Distribution Option. Each Portfolio currently declares all income dividends and all capital gain distributions payable in shares of the Portfolio or, at the option of the shareholder, in cash. By exercising a distribution option the shareholder may elect (1) to receive both dividends and capital gain distributions in additional shares or (2) to receive dividends in cash and capital gain distributions in additional shares or (3) to receive both dividends and capital gains distributions in cash. If a shareholder elects to receive distributions in cash and the check cannot be delivered or remains uncashed due to an invalid address, then the distribution option will be changed to reinvest after the Transfer Agent has been informed that the proceeds are undeliverable. The dividend or distribution will automatically be used to purchase additional shares for the shareholder's account at the then current net asset value. Shareholders may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in shares in a single account of another Portfolio, or in the single account of any other Phoenix Fund. Shareholders should obtain a current prospectus and consider the objectives and policies of each Portfolio or Fund carefully before directing dividends and distributions to another Portfolio or Fund. A shareholder who elects to receive all distributions in cash may also elect to have distribution checks mailed to another address or made payable to a payee other than the shareholder. However, if the check cannot be delivered due to invalid address information, the distribution option will be changed to share investment. Dividends and distributions received in shares are credited to the shareholder's Open Account in full and fractional shares computed at the closing net asset value on the business day following the record date. The shareholder may change a distribution option at any time either by calling 800-243-1574 or by sending a letter signed by the registered owner(s) of the shares in the shareholder's Open Account to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. To be effective with respect to a particular dividend or distribution, the new distribution option must be received by the transfer agent three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date for a dividend or distribution, the shareholder will receive cash for the dividend or distribution regardless of the shareholder's distribution option.

     Systematic Withdrawal Plan. A shareholder who wishes to draw upon his or her shareholdings may open a withdrawal plan by executing an Application (available from Equity Planning or the transfer agent) authorizing the payment of a specified dollar amount (not less than $1,000) to the shareholder or to another person designated by the shareholder on a monthly, quarterly, semi-annual or annual basis. Each payment is made on or about the 20th day of the month out of the proceeds of the redemption of shares credited to the shareholder's Open Account. Shares are tendered for redemption by the transfer agent, as agent for the shareholder, on or about the 15th day of the month and are redeemed by the Trust at the closing net asset value on the date of redemption. Thus, depending upon the size of the payments requested and the fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce the shareholder's shareholdings, particularly in a period of declining market prices.

     A withdrawal plan with respect to holdings of shares of a Portfolio provides for automatic receipt of dividends and capital gain distributions in additional shares of the Portfolio. A shareholder may have a withdrawal plan in effect at the same time he has authorized bank draft investing or is otherwise making regular purchases of shares of a Portfolio. A withdrawal plan becomes effective only upon acceptance by the transfer agent and may be terminated at any time by the Trust or Equity Planning or by written notice by the shareholder to the transfer agent.

     No charge to the shareholder is currently made for service under withdrawal plans but the right is reserved to make a reasonable charge upon written notice to the shareholder. Until such time as such a charge is made to withdrawal plan participants, however, the cost of providing this service to shareholders of the Trust is an expense of the Trust.

     The cost of administering Open Accounts is borne by the Trust. The options and services available to shareholders under the Open Account may be changed or discontinued at any time by the Trust. An Open Account cannot, of course, assure a profit or protect against loss.

     The transfer agent acts as agent of the shareholder and the dealer designated by the shareholder in executing purchase transactions for the shareholder's Open Account.

     The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being withdrawn pursuant to the Systematic Withdrawal Plan unless the Shareholder has notified the Trust or transfer agent that his or her registered representative shall not have this authority.

                                INVEST-BY-PHONE

     This expedited investment service enables a shareholder to purchase shares for the shareholder's account by requesting that funds be transferred from a designated bank account. Once a request is phoned in, Equity Planning will initiate the purchase transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

     To establish this service, the shareholder should complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually in about two weeks), the shareholder may call toll free 800-367-5877 prior to 3:00 P.M. (New York time) to place a purchase request. Instructions as to the shareholder's account number and the amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for the proceeds of the redemption of shares of a Portfolio purchased via the Invest-by-Phone Service until the Trust has assured itself that good payment has been collected for the shares, which may take up to fifteen days.

     Phoenix Multi-Portfolio Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

                              EXCHANGE PRIVILEGES

     The Trust offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans, and reinvestment and exchange privileges. Shares of a no-load Portfolio offered by the Trust may be exchanged for shares of any other no-load Portfolio of the Trust on the basis of the relative net asset values per share at the time of the exchange. Shares of any other Portfolio for which a sales charge has already been paid may be exchanged for shares of a no-load Portfolio of the Trust on the basis of the relative net asset value per share at the time of the exchange. Exchanging shares between a no-load Portfolio of the Trust and a Portfolio for which a sales charge would normally apply will require payment of the applicable sales charge. Shares of any Series offered by any Phoenix Fund, which have previously paid a sales charge or which qualify for net asset value purchases, may be exchanged on the basis of the relative net asset value per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Portfolio, Series, or Fund being acquired, except if made in connection with the Systematic Exchange Privilege. Shareholders should obtain a current prospectus of the mutual fund whose shares they intend to purchase and read it carefully before requesting an exchange. Prospectuses are available from Equity Planning.

     Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling 800-367-5877 provided that the exchange is made between accounts with identical account registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative. The Trust and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, Equity Planning and/or the Trust may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Trust and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be affected by following the procedure outlined for tendering shares represented by certificate(s). The Telephone Exchange Privilege is available only in states where shares being acquired may be legally sold.

     If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Trust's transfer agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker/ dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.


     All exchanges are effected by Equity Planning through the repurchase of the shares tendered for exchange and the purchase of shares of the Portfolio or other Phoenix Fund being acquired at their respective closing net asset values on the date of receipt by Equity Planning of proper instructions and any necessary supporting documents in acceptable form. Exchanging Portfolio shares for shares for which a sales charge is assessed will require the payment of the applicable sales charge. Shares acquired in an exchange will be credited to an Open Account established for the shareholder on the books of the fund issuing the shares. The new account will carry the distribution option previously in effect with respect to the shareholder's shares, and any telephone exchange or telephone redemption authorization previously in effect with respect to the shareholder's shares will be deemed to apply to the shares credited to the new account. The new account will carry no other option unless a new account application or other written request for an additional option or options is submitted by the shareholder or requested when the Telephone Exchange privilege is used. A gain or loss for Federal tax purposes will be realized by the shareholder in connection with the repurchase of the shares tendered for exchange.

     Subject to the above requirements for an exchange, a shareholder or his or her registered representative may, by telephone or written notice, elect to have shares from one Portfolio exchanged for shares of another Portfolio or for shares of any other Phoenix Fund or automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege.

     The exchange privilege is available only in states where shares of the Phoenix Fund being acquired may be legally sold, and the privilege may be modified or terminated at any time without prior notice to shareholders. For further information, call Equity Planning at (800) 243-1574.

                             HOW TO REDEEM SHARES

     Any holder of shares may require the Trust to redeem the shares at any time. The redemption price is the net asset value next determined following the receipt of a duly executed request for redemption of shares, together with any outstanding certificate or certificates for such shares, duly endorsed, less such amount not in excess of 1% of such net asset value as the Trustees may determine. The Trustees do not presently intend to impose a redemption charge and shareholders will be given 60 days' notice of any change in this intention. Redemptions may be made in the following manner:


     By Mail. Non-certificated shares registered on the books of the Trust may be redeemed by submitting a written request for redemption to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. The redemption request must contain the name of the Portfolio, the shareholder(s)' account name(s) and number, the number of shares to be redeemed and the signature(s) of the registered shareholder(s). If a trustee is designated in the account registration and the proceeds of the redemption do not exceed $50,000 and are to be paid to the registered owner(s) at the address of record, the signature(s) on the redemption request need not be guaranteed. Otherwise, the signature(s) must be guaranteed by an eligible guarantor institution as defined by the Trust's transfer agent in accordance with its signature guarantee procedures.


     Currently, such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature notarized by a notary public is not acceptable. Shares represented by certificates in the possession of the shareholder may be redeemed by submitting a written request for redemption to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, together with the certificates, duly endorsed by all persons in whose names the shares are registered, with signatures guaranteed, if required, in the manner described above. Signature(s) also must be guaranteed on any change of address request submitted in conjunction with a redemption request.


     Additional documentation may be required to process a redemption request. Therefore, it is suggested that shareholders call 800-243-1574 prior to redemption to ensure that all necessary documents accompany the redemption request.


     By Telephone. Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling (800) 243-1574 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative as described in the Prospectus. Telephone redemption orders received and accepted by Equity on a day when Equity Planning is open for business, will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by Equity Planning after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a redemption request received by telephone will normally be paid on the first business day following receipt of the request. If the amount of the redemption is $500 or more, the proceeds will be wired to the designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by mail to the address of record on the shareholder's account. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Trust has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days.

     The Trust also maintains a continuous offer to repurchase its shares and shareholders may normally sell their shares through securities dealers, brokers or agents who may charge customary commissions or fees for their services. Unless made in connection with an exchange of shares, a request for repurchase must be placed with a securities dealer or placed by a securities broker acting as agent for the customer and communicated by the dealer or broker to Equity Planning. The repurchase price is the net asset value next determined following the receipt of the request by Equity Planning, except that a repurchase order placed through a dealer or by a broker before the close of trading on the New York Stock Exchange on any day will be executed at the net asset value determined as of such close provided the dealer or broker communicates the order to Equity Planning prior to its close of business (normally 4:00 P.M. New York City time) on such day and subsequently confirms the order to Equity Planning in writing, time-stamping his confirmation with the time of the dealer's or broker's receipt of the order. It is the responsibility of dealers and brokers to communicate such orders. Dealers may be liable to investors for failing to do so. The offer to repurchase may be suspended at any time.


     Payment for shares redeemed is normally made within seven days after receipt of a duly executed request for redemption of shares, together with any outstanding certificate or certificates for such shares, duly endorsed, and, if required, a proper signature guarantee. Payment for shares repurchased is normally made within seven days after receipt of the repurchase order and a duly executed stock power or other instrument of transfer, together with any outstanding certificate or certificates for such shares and, if required, a proper signature guarantee. However, if the Trust is requested to redeem or repurchase shares for which it has not yet received good payment, the mailing of a check for the proceeds of the redemption or repurchase may be delayed until the Trust has assured itself that good payment has been collected, which may take up to fifteen days. Although the mailing of a check for the proceeds of a redemption or repurchase may be delayed, the redemption price or repurchase price will be determined in the manner described above.

     To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. The Trust has elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares of a Portfolio would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Portfolio. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

     The right of redemption may be suspended or the payment date postponed when the New York Stock Exchange is closed for other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission; for any period when an emergency as defined by rule of the Commission exists; or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholder may withdraw a request for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or the shareholder will receive payment of the net asset value so determined.

     A shareholder may receive more or less than the shareholder paid for his or her shares, depending on the net asset value of the shares at the time they are redeemed or repurchased.

                                     TAXES

Qualification as a Regulated Investment Company ("RIC")

     As stated in the Prospectus, each Portfolio is treated as a separate entity for Federal income tax purposes. Each Portfolio has elected to qualify and intends to remain qualified as a RIC under Subchapter M of the Internal Revenue Code, as amended (the "Code"). In each taxable year a Portfolio qualifies as a RIC, it will be relieved of Federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Portfolio fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 34%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 34%) on any undistributed long-term capital gains. Each Portfolio intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Portfolio so elects).

     The Code sets forth numerous criteria that must be satisfied in order for each Portfolio to qualify as a RIC. Among these requirements, each Portfolio must meet the following tests for each taxable year: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies (except to the extent provided in regulations not yet issued), or other income (including gains from options, futures or forward contracts) derived by the Portfolio with respect to its business of investing in stock, securities or currencies; and (2) less than 30% of the Portfolio's gross income must be derived from gains realized on the sale or other disposition of stock or securities (or other instruments) held for less than three months.

     In determining the Portfolio's gross income for purposes of the 30% test, any gain realized by the Portfolio on a hedged position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of any offsetting position in the hedge during the period that the hedge was outstanding. Thus, only the net gain (if any) from the hedge will be included in the computation of the 30% test. At the present time, however, it is not clear whether or to what extent such hedging exception will be available to the Portfolios' contemplated hedging transactions. To the extent that the hedging exception is not available, gains realized by the Portfolios from actual dispositions of futures or forward contracts or options will be included in the calculation of the 30% test if less than three months has elapsed between the date such instruments are acquired and the date of their sale. This provision may limit the Portfolios' ability to engage in such transactions.

     In addition to meeting the 90% and 30% tests, in order to qualify as a RIC each Portfolio will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends", discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Portfolio intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

     Each Portfolio must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). For purposes of these diversification tests, the issuer of an option on a particular security is the issuer of the underlying security. In the case of a stock index futures contract or option thereon, the position taken by the Internal Revenue Service in a recent letter ruling is that the issuers of the stocks underlying the index, in proportion to the weighing of the stocks in the computation of the index, are treated as the issuers of the instrument irrespective of whether the underlying index is broad-based or narrow-based.

     Each Portfolio intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Portfolio will so qualify and continue to maintain its status as a RIC. If a Portfolio were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

     Shareholders should be aware that the price of shares of a Portfolio that are purchased prior to a dividend or distribution by the Portfolio may reflect the amount of the forthcoming dividend or distribution.

Sale or Exchange of Portfolio Shares

     Gain or loss will be recognized by a shareholder upon the sale of his shares in a Portfolio or upon an exchange of his shares in a Portfolio for shares in another Portfolio. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in income and are taxed at the regular federal income tax rates applicable to a taxable shareholder's ordinary income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Tax Information

     Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the tax-exempt portion thereof (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Backup Withholding

     The Portfolios may be required to withhold federal income tax at a rate of 31% on reportable dividends paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Portfolios or who, to a Portfolio's knowledge, have furnished an incorrect number.

Other Tax Consequences

     In addition to federal income tax consequences, described above, applicable to an investment in a Portfolio, there may be state or local tax considerations applicable to the circumstances of a particular taxable investor. The foregoing discussion may not apply in certain respects to tax-exempt organizations such as endowment funds. It is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Portfolio, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

     The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.


                                THE DISTRIBUTOR

     Equity Planning, a registered broker-dealer which is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, serves as the Distributor of the Trust's shares.

     The Trust and Equity Planning have entered into a distribution agreement under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have indicated that such institutions are not prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. In addition, state securities laws on this issue may differ from Federal law, and banks and bank affiliates may be required to register as securities dealers pursuant to state law. It is not anticipated that termination of sales agreements with bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio of the Trust.

     Equity Planning also acts as Financial Agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Trust. As compensation for such services, effective as of January 1, 1997, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of each Portfolio, at the following incremental annual rates:

 First $100 million              .05% plus a minimum fee
 ------------------              -----------------------
 $100 million to $300 million    .04%
 $300 million to $500 million    .03%
 Greater than $500 million       .015%

     A minimum fee applies to each Portfolio as follows:

 Equity Portfolio                $50,000
 Diversified Income Portfolio    $70,000

     In addition, Equity Planning is paid $12,000 for each class of shares of each Portfolio beyond one. Until December 31, 1996, Equity Planning's fee for these services was based on an annual rate of 0.03% of the Fund's aggregate daily net asset value. For services to the Trust during the fiscal years ended November 30, 1994, 1995 and 1996, the Financial Agent received fees of $2,299, $2,050 and $2,470, respectively.


     Equity Planning also acts as Transfer Agent of the Trust. As compensation, Equity Planning receives a fee equivalent to $19.25 for each designated daily dividend shareholder account and $14.95 for each non-daily dividend designated shareholder account. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agent Agreement effective June 1, 1994.


     Philip R. McLoughlin, a Trustee and officer of the Trust, is a director and officer of Equity Planning; David R. Pepin, an officer of the Trust is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Fund, is a director of Equity Planning; and G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen III, William R. Moyer, Leonard J. Saltiel and Thomas N. Steenburg, officers of the Trust, are officers of Equity Planning.


                            ADDITIONAL INFORMATION

     The Trust's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W. Washington, DC 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.


Financial Statements

     Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended November 30, 1996 and is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Annual Report is incorporated into this Statement of Additional Information by reference. A copy of the Annual Report must precede or accompany this Statement of Additional Information.

Independent Accountants

     Price Waterhouse LLP with principal offices at 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Fund. Price Waterhouse LLP audits the Fund's annual financial statements and expresses an opinion thereon.


                                   APPENDIX

A-1 and P-1 Commercial Paper Ratings

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     The Diversified Income Portfolio will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

Moody's Investors Service, Inc., Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard and Poor's Corporation's Corporate Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

********************
[LOGOTYPE] PHOENIX
           DUFF & PHELPS

                          PHOENIX MULTI-PORTFOLIO FUND



                           ENDOWMENT EQUITY PORTFOLIO
                                 ANNUAL REPORT


                               NOVEMBER 30, 1996

PHOENIX ENDOWMENT EQUITY PORTFOLIO

     Despite increasing interest rates and waning corporate earnings momentum, U.S. stock prices forged higher over this reporting period, fueled by unprecedented cash inflows into equity mutual funds and continued corporate share buybacks. Although this remarkable rally dates back to December 1994, the past year has been one of tremendous rotation among various sectors of the stock market -- a manifestation of increasing investor uncertainty over the direction of interest rates and the economy. As measured by market capitalization, large company stocks outperformed their small-cap counterparts by wide margins during the fiscal year.

     The continued rally in the U.S. stock market helped the Endowment Equity Portfolio post double-digit returns over this latest reporting period. For the twelve months ended November 30, 1996, the Fund provided a total return of 19.68% Although these results were strong on an absolute basis, they did lag behind Standard & Poor's 500 Composite Stock Index, an unmanaged, commonly used measure of stock performance, which returned 28.02% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

     Our equity exposure in the consumer cyclical sector as well as weakness in some of our health care and technology holdings held back performance during this reporting period. Positive contributors included our strong stock selection in the consumer staples, financial, energy and basic materials sectors. Some of our best individual performers during this period included such companies as Intel, Tyco International, Gucci, Estee Lauder, Diamond Offshore Drilling and Citicorp.

     In a market caught between long-term concerns and intermediate opportunities, we are maintaining exposure to growth companies that have some sensitivity to the domestic economy and/or foreign sales growth. This includes stocks in our Hybrid Network theme which concentrates on computer networking and telecommunications equipment firms providing the hardware, software and the services needed to help merge voice, data and video communications onto one network. Deregulating Financial Services is another high conviction theme that we developed which capitalizes on companies that can benefit from the demographic shift to savings and investments and the continued trend of government deregulation. Lastly, we continue to emphasize our Energy Technology theme which represents energy service firms that provide productivity enhancing solutions to exploration and production companies.

     After two back to back years of powerful performance, the equity risk level is rising. We believe that the key to 1997 outperformance lies in taking advantage of market inefficiencies within a volatile trading range combined with individual stock selection. Moving forward, we believe our key investment themes will serve us well in this environment, given their ability to capture change and identify strong earnings growth in a timely manner. As of November 30, 1996, the Fund's asset allocation mix was 92% equities and 8% cash equivalents.

ENDOWMENT EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[LINE CHART]

Year End            Endowment Equity         S&P 500 Index*
-------------      -------------------      ------------------
     4/1/93             $10,000                 $10,000

    11/30/93            $11,123                 $10,418


    11/30/94            $10,481                 $10,531


    11/30/95            $14,187                 $14,427


    11/30/96            $16,980                 $18,469

[/LINE CHART]



Average Annual Total Returns for Periods Ending 11/30/96
                                                                From Inception
                                                                   4/1/93 to
                                                   1 Year          11/30/96
--------------------------------------------------------------------------------
Endowment Equity Portfolio                          19.68%         15.52%
--------------------------------------------------------------------------------
S&P 500 Index*                                      28.02%         18.20%
--------------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 4/1/93 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The S&P 500 Index is an unmanaged but commonly used measure of stock return performance. The S&P 500's performance does not reflect sales charges.

ENDOWMENT EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                 SHARES    VALUE
                                                             ----------  --------
COMMON STOCKS                                        88.6%
Aerospace & Defense                                   3.5%
        Boeing Company                                             100     $9,938
        United Technologies Corp.                                   50      7,012
                                                                         ---------
                                                                           16,950
                                                                         ---------
Banks                                                 6.5%
        BankAmerica Corp.                                          100     10,300
        Chase Manhattan Corp.                                      100      9,450
        Citicorp                                                   100     10,925
                                                                         ---------
                                                                           30,675
                                                                         ---------
Chemical                                              1.7%
        Monsanto Co.                                               200      7,950
                                                                         ---------

Computer Software & Services                          7.8%
        Computer Associates International, Inc.                    100      6,575
        Computer Sciences Corp. (b)                                100      7,863
        First Data Corp.                                           200      7,975
        Microsoft Corp. (b)                                         50      7,843
        Oracle Systems Corp. (b)                                   150      7,350
                                                                         ---------
                                                                           37,606
                                                                         ---------
Conglomerates                                         3.2%
        Thermo Electron Corp. (b)                                  200      7,250
        Tyco International Ltd.                                    150      8,213
                                                                         ---------
                                                                           15,463
                                                                         ---------
Cosmetics & Soaps                                     3.5%
        Colgate Palmolive Co.                                      100      9,263
        Estee Lauder Companies Class A                             150      7,500
                                                                         ---------
                                                                           16,763
                                                                         ---------
Diversified Financial Services                        6.9%
        Associates First Capital Corp.                             150      7,256
        Federal National Mortgage Assoc.                           250     10,312
        First USA, Inc.                                            200      6,575
        Travelers Group, Inc.                                      200      9,000
                                                                         ---------
                                                                           33,143
                                                                         ---------
Diversified Miscellaneous                             4.2%
        CUC International, Inc. (b)                                200      5,275
        Duracell International, Inc.                               100      6,662
        Equifax, Inc.                                              250      8,188
                                                                         ---------
                                                                           20,125
                                                                         ---------
Electrical Equipment                                  1.8%
        Raychem Corp.                                              100      8,525
                                                                         ---------

Electronics                                           6.4%
        Applied Materials, Inc. (b)                                200      7,625
        Intel Corp.                                                100     12,688
        Perkin Elmer Corp.                                         100      6,162
        Xilinx, Inc. (b)                                           100      4,387
                                                                         ---------
                                                                           30,862
                                                                         ---------
Entertainment, Leisure & Gaming                       1.5%
        Walt Disney Co.                                            100      7,375
                                                                         ---------

Healthcare - Drugs                                    3.3%
        Lilly (Eli) & Co.                                          100      7,650
        Merck & Co., Inc.                                          100      8,300
                                                                         ---------
                                                                           15,950
                                                                         ---------
                                           See Notes to Financial Statements

                                                                               3

ENDOWMENT EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                     SHARES    VALUE
                                                                 ---------- ---------


Hospital Management & Services                         2.8%
        Columbia/HCA Healthcare Corp.                                 150      6,000
        HEALTHSOUTH Corp. (b)                                         200      7,525
                                                                            ---------
                                                                              13,525
                                                                            ---------
Insurance                                              2.6%
        Allstate Corp.                                                100      6,025
        SunAmerica, Inc.                                              150      6,281
                                                                            ---------
                                                                              12,306
                                                                            ---------
Machinery                                              2.8%
        Case Corp.                                                    100      5,250
        Dover Corp.                                                   150      8,006
                                                                            ---------
                                                                              13,256
                                                                            ---------
Medical Products & Supplies                            6.0%
        Boston Scientific Corp. (b)                                   150      8,756
        Guidant Corp.                                                 100      5,288
        Johnson & Johnson                                             150      7,969
        Medtronic, Inc.                                               100      6,612
                                                                            ---------
                                                                              28,625
                                                                            ---------
Natural Gas                                            3.2%
        Apache Corp.                                                  200      7,275
        Burlington Resources, Inc.                                    150      7,950
                                                                            ---------
                                                                              15,225
                                                                            ---------
Oil Service & Equipment                                8.7%
        BJ Services Co. (b)                                           100      4,775
        Diamond Offshore Drilling (b)                                 150      9,563
        Dresser Industries, Inc.                                      200      6,550
        Halliburton Co.                                               100      6,025
        Schlumberger Ltd.                                             100     10,400
        Weatherford Enterra, Inc. (b)                                 150      4,575
                                                                            ---------
                                                                              41,888
                                                                            ---------
Paper & Forest Products                                2.0%
        Kimberly Clark Corp.                                          100      9,775
                                                                            ---------

Pollution Control                                      1.3%
        U.S.A. Waste Services, Inc. (b)                               200      6,450
                                                                            ---------

Retail                                                 6.1%
        CVS Corp.                                                     200      8,225
        Home Depot, Inc.                                              150      7,819
        Lowe's Companies, Inc.                                        200      8,125
        Staples, Inc. (b)                                             250      4,937
                                                                            ---------
                                                                              29,106
                                                                            ---------
Telecommunications Equipment                           2.8%
        Cisco Systems, Inc. (b)                                       100      6,788
        Lucent Technologies, Inc.                                     129      6,611
                                                                            ---------
                                                                              13,399
                                                                            ---------
TOTAL COMMON STOCKS
        (Identified cost $354,931)                                           424,942
                                                                            ---------

                        See Notes to Financial Statements


                                                                               4


ENDOWMENT EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                   SHARES     VALUE
                                                                 --------   ---------

FOREIGN COMMON STOCKS                                     3.3%
Cosmetics & Soaps                                         1.8%
        Unilever NV (Netherlands)                                      50       8,656
                                                                            ----------

Textile & Apparel                                         1.5%
        Gucci Group NV-NY Reg Shrs (Italy)                            100       7,338
                                                                            ----------

TOTAL FOREIGN COMMON STOCKS
        (Identified cost $12,216)                                              15,994
                                                                            ----------

TOTAL INVESTMENTS                                        91.9%
        (Identified cost $367,147)                                            440,936 (a)
        Cash and receivables, less liabilities            8.1%                 38,620
                                                                            ----------
NET ASSETS                                              100.0%               $479,556
                                                                            ==========



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $74,855, and gross depreciation of $2,391 for federal income tax purposes. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $368,472.
(b) Non-income producing.



                        See Notes to Financial Statements

Endowment Equity Portfolio
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 1996



Assets
Investment securities at value
   (Identified cost $367,147)                                  $440,936
Cash                                                             68,841
Receivables
   Interest and dividends                                         1,273
   Receivable from adviser                                       14,025
                                                               ---------
       Total assets                                             525,075
                                                               ---------

Liabilities
Payables
   Trustees' fee                                                 11,179
   Transfer agent fee                                             1,557
   Financial agent fee                                               33
Accrued expenses                                                 32,750
                                                               ---------
       Total liabilities                                         45,519
                                                               ---------
Net Assets                                                     $479,556
                                                               =========


Net Assets Consist of:
Capital paid in on shares of beneficial interest               $269,337
Undistributed net investment income                               1,358
Accumulated net realized gains                                  135,072
Net unrealized appreciation                                      73,789
                                                               ---------
Net Assets                                                     $479,556
                                                               =========


Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization                                       35,727

Net asset value and offering price per share                     $13.42


                        See Notes to Financial Statements

Endowment Equity Portfolio
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                NOVEMBER 30, 1996

Investment Income
Dividends                                                              $25,542
Interest                                                                 8,483
                                                                      ---------
      Total investment income                                           34,025
                                                                      ---------

Expenses
Investment advisory fee                                                 20,860
Financial agent fee                                                        834
Professional                                                            34,184
Trustees                                                                20,444
Transfer agent                                                          18,327
Registration                                                            11,378
Custodian                                                               12,434
Printing                                                                 5,661
Miscellaneous                                                              174
                                                                      ---------
      Total expenses                                                   124,296
      Less expenses borne by investment adviser                       (102,855)
                                                                      ---------
      Net expenses                                                      21,441
                                                                      ---------

Net investment income                                                   12,584
                                                                      ---------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                        794,465
Net change in unrealized appreciation (depreciation) on investments   (375,286)
                                                                      ---------

Net gain on investments                                                419,179
                                                                      ---------

Net increase in net assets resulting from operations                  $431,763
                                                                      =========


                       See Notes to Financial Statements

Endowment Equity Portfolio
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS



                                                                       Year Ended          Year Ended
                                                                    November 30, 1996  November 30, 1995
                                                                    -----------------  -----------------
From Operations
     Net investment income                                                 $12,584          $41,001
     Net realized gain                                                     794,465          882,876
     Net change in unrealized appreciation (depreciation)                 (375,286)         378,110
                                                                        -----------      -----------
     Increase in net assets resulting from operations                      431,763        1,301,987
                                                                        -----------      -----------

From Distributions to Shareholders
     Net investment income                                                 (12,904)         (70,324)
     Net realized gains                                                   (558,885)               -
                                                                        -----------      -----------
     Decrease in net assets from distributions to shareholders            (571,789)         (70,324)
                                                                        -----------      -----------

From Share Transactions
     Proceeds from sales of shares (0 and 23,742, respectively)                  -          250,000
     Net asset value of shares issued from reinvestment
        of distributions (51,281 and 6,812 shares, respectively)           571,782           70,324
     Cost of shares repurchased
        (331,984 and 168,483 shares, respectively)                      (4,073,751)      (1,873,000)
                                                                        -----------      -----------
     Decrease in net assets from share transactions                     (3,501,969)      (1,552,676)
                                                                        -----------      -----------
     Net decrease in net assets                                         (3,641,995)        (321,013)
Net Assets
     Beginning of period                                                 4,121,551        4,442,564
                                                                        -----------      -----------
     End of period (including undistributed net investment income of
        $1,358 and $10,369, respectively)                                 $479,556       $4,121,551
                                                                        ===========      ===========


                        See Notes to Financial Statements

Endowment Equity Portfolio
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)

                                                                                                            From
                                                  Year               Year                Year            Inception
                                                 Ended              Ended               Ended            4/1/93 to
                                            November 30, 1996  November 30, 1995   November 30, 1994     11/30/93
                                            -----------------  -----------------   -----------------     --------
Net Asset value, beginning of period            $13.03           $  9.78               $ 11.09           $ 10.00
Income from investment operations
     Net investment income                        0.06(1)(4)        0.11(1)(4)            0.14(1)           0.10(1)
     Net realized and unrealized gain (loss)      2.14              3.31                 (0.73)             1.02
                                                ------           -------               -------           -------
          Total from investment operations        2.20              3.42                 (0.59)             1.12
                                                ------           -------               -------           -------

Less distributions
     Dividends from net investment income        (0.04)            (0.17)                (0.14)            (0.03)
     Distributions from net realized gains       (1.77)            --                    (0.58)            --
                                                ------           -------               -------           -------
          Total distributions                    (1.81)            (0.17)                (0.72)            (0.03)
                                                ------           -------               -------           -------

Change in net asset value                         0.39              3.25                 (1.31)             1.09
                                                ------           -------               -------           -------
Net asset value, end of period                  $13.42           $ 13.03               $  9.78           $ 11.09
                                                ======           =======               =======           =======

Total return                                     19.68%            35.35%                -5.77%            11.23%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)             $480            $4,122                $4,443            $4,944
Ratio to average net assets of:
     Operating expenses                           0.77%             0.85%                 0.85%             0.85%(2)
     Net investment income                        0.45%             0.95%                 1.42%             1.54%(2)
Portfolio turnover                                 142%              248%                  250%              312%(2)
Average commission rate (5)                    $0.0503               N/A                   N/A               N/A

(1)Includes reimbursement of operating expenses by investment adviser of $0.45, $0.24, $0.15 and $0.15, respectively. For the year ended November 30, 1996, $0.01 of the reimbursement is in excess of the expense limitation described in Note 2.
(2)Annualized
(3)Not annualized
(4)Computed using average shares outstanding
(5)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                        See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
ENDOWMENT EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

     The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, The Trust consists of seven Portfolios: Endowment Equity Portfolio, Diversified Income Portfolio, Tax-Exempt Bond Portfolio, International Portfolio, Mid Cap Portfolio (formerly Capital Appreciation Portfolio), Emerging Markets Bond Portfolio and Real Estate Securities Portfolio. This report only covers the Endowment Equity Portfolio (the "Portfolio"). The Fund's investment objective is to achieve long-term appreciation of capital.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price.

     Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses are determined on the identified cost basis.

C. Security lending:

     The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1996, the Endowment Equity Portfolio had no security loans outstanding.

D. Income taxes:

     Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

E. Distributions to shareholders:

     Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. The Portfolio also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX MULTI-PORTFOLIO FUND
ENDOWMENT EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1996 (Continued)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL") is entitled to a fee, based on an annual rate of 0.75% of the average daily net assets of the Endowment Equity Portfolio. The Adviser has agreed to reimburse the Endowment Equity Portfolio to the extent that expenses exceed 0.85% of the average daily net assets.

     As Financial Agent to the Trust and to each Portfolio, Phoenix Equity Planning Corporation ("PEPCO"), receives a fee at an annual rate of 0.03% of the average daily net assets for bookkeeping, administrative and pricing services.

     PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1996, transfer agent fees were $18,327 which were all paid to State Street.

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the year ended November 30, 1996 (excluding U.S. Government securities and short-term securities) were $3,607,939 and $7,735,773, respectively.

     There were no purchases or sales of U.S. Government securities.

4. OTHER

     As of November 30, 1996, the Endowment Equity Portfolio had one shareholder who owned more than 10% of shares outstanding, who is not affiliated with PHL. In the aggregate, this shareholder owned 99.9% of shares outstanding.

5. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Portfolio has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolio and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1996, the Portfolio has decreased undistributed net investment income by $8,691, decreased accumulated net realized gains by $655,152, and increased capital paid in on shares of beneficial interest by $663,843.




TAX INFORMATION NOTICE (Unaudited)

     For the fiscal year ended November 30, 1996, the fund distributed $286,141 of long-term capital gain dividends.




This report is not authorized for distribution to prospective investors in the Phoenix Endowment Equity Portfolio unless preceded or accompanied by an effective prospectus which includes information concerning the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS


[LOGOTYPE] Price Waterhouse LLP

To the Trustees and Shareholders of
Phoenix Endowment Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Endowment Equity Portfolio (the "Fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





Boston, Massachusetts
January 15, 1997

PHOENIX ENDOWMENT EQUITY PORTFOLIO
101 Munson Street
Greenfield, MA  01301

Trustees                                    Principal Underwriter
C. Duane Blinn                              Phoenix Equity Planning Corporation
Robert Chesek                               100 Bright Meadow Boulevard
E. Virgil Conway                            P. O. Box 2200
Harry Dalzell-Payne                         Enfield, CT  06083-2200
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin                        Custodian
Everett L. Morris                           State Street Bank and Trust Company
James M. Oates                              P. O. Box 351
Calvin J. Pedersen                          Boston, MA  02101
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson                         Transfer Agent
Lowell P. Weicker, Jr.                      Phoenix Equity Planning Corporation
                                            100 Bright Meadow Boulevard
Officers                                    P. O. Box 2200
Philip R. McLoughlin, President             Enfield, CT  06083-2200
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President    Legal Counsel
David L. Albrycht, Vice President           Jorden, Burt, Berenson & Johnson LLP
Curtiss O. Barrows, Vice President          Suite 400 East
Matthew Considine, Vice President           1025 Thomas Jefferson Street, N.W.
Jeanne H. Dorey, Vice President             Washington, D.C.  20007-0805
Timothy M. Heaney, Vice President
William E. Keen III, Vice President
Peter S. Lannigan, Vice President           Independent Accountants
David Lui, Vice President                   Price Waterhouse LLP
Thomas S. Melvin, Jr., Vice President       160 Federal Street
William R. Moyer, Vice President            Boston, MA  02110
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT  06115-0480

[LOGOTYPE] PHOENIX
           DUFF & PHELPS



                          PHOENIX MULTI-PORTFOLIO FUND



                          DIVERSIFIED INCOME PORTFOLIO
                                 ANNUAL REPORT


                               NOVEMBER 30, 1996

PHOENIX DIVERSIFIED INCOME PORTFOLIO

     Shifting market opinion over the direction of the U.S. economy was responsible for much of the volatility in interest rates during this latest twelve-month reporting period. During December and January, the Federal Reserve cut the Fed Funds Rate in an effort to stimulate what was believed to be a sluggish economy. Although it was widely anticipated that the Fed would have to lower rates again, a surprisingly strong February employment report provided conflicting evidence about the economy's condition. As more information became available, it became evident that the economy had grown robustly over the first half of 1996. During this period, interest rates were pushed higher as the financial markets had to consider the threat of future inflation.

     By late summer, the consensus view on Wall Street shifted once again as signs of more moderate economic growth became increasingly apparent and concerns over inflation declined. These signs of a slower economy allowed interest rates to fall for the remainder of the reporting period. In total, the yield on the bellweather 30-year Treasury bond ranged from as low as 5.95% to high as 7.19% over the last twelve months. Despite all these market gyrations, the "long bond" finished the reporting period at 6.36% -- only 28 basis points higher than where it started one year ago.

     Despite a challenging bond market environment, the Diversified Fixed-Income Portfolio posted outstanding results over this latest reporting cycle. For the twelve-month period ended November 30, 1996, the Fund provided a total return of 15.32%. These results compare very favorably with the Lehman Brothers Aggregate Bond Index return of 6.07% over the same period. All of these returns assume reinvestment of any distributions, but exclude the effect of sales charges.

     The Fund's strong performance over the latest reporting period can be attributed primarily to its holdings in the emerging markets and corporate high-yield sectors as well as its commercial and non-agency residential mortgage-backed exposure. Although often overlooked by many bond investors, our focus on taxable municipal securities also enhanced the Fund's overall results. As of November 30, 1996, the Fund had an average credit quality of "BBB" and its average duration was 4.89 years.

Outlook

     As we move closer to year-end, we are pleased to see that much of the pessimism that has afflicted the bond market during 1996 appears to have subsided. Although concerns over inflation are still present, the latest economic data suggests that we could see a slower economy going forward. If this outlook is correct, it will be a welcome relief for the fixed-income market.


     Looking ahead, we have not made any drastic modifications to the Fund's sector strategy. As a result of an improving real estate market and growing institutional investor demand, we still favor commercial mortgage-backed securities relative to investment-grade corporates. Non-agency residential mortgage-backed securities also look attractive versus agency mortgage-backed securities, as they offer a significant yield advantage. We continue to maintain our exposure to the taxable municipal sector as well as asset-backed securities. Lastly, despite the extended rally in the emerging markets sector, we are finding attractive valuations in countries like Mexico, Argentina, Brazil and Venezuela. As always, we will continue to overweight undervalued sectors of the bond market as our primary means of adding value relative to our benchmark, the Lehman Brothers Aggregate Bond Index.

DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

Year End    Diversified Income Portfolio   Lehman Brothers Aggregate Bond Index*
--------    ----------------------------   -------------------------------------
 4/1/93             $10,000                           $10,000

11/30/93            $10,535                           $10,482


11/30/94             $9,981                           $10,162


11/30/95            $11,643                           $11,955


11/30/96            $13,427                           $12,681

[/LINE GRAPH]


Average Annual Total Returns for Periods Ending 11/30/96
                                                              From Inception
                                                                 4/1/93 to
                                                      1 Year     11/30/96
--------------------------------------------------------------------------------
Diversified Income Portfolio                          15.32%       8.36%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*                  6.07%       6.69%
--------------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 4/1/93 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers fixed income indices. The index's performance does not include sales charges.

DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                                    MOODY'S
                                                                                      BOND         PAR
                                                                                     RATING       VALUE
                                                                                   (Unaudited)    (000)         VALUE
                                                                                   -----------   ---------  ---------------
U.S. GOVERNMENT SECURITIES                                             3.0%
U.S. Treasury Bonds                                                    3.0%
    U.S. Treasury Bond 6.75%, '26                                                     Aaa            $125     $130,347

    U.S. Treasury Bond 6.50%, '26                                                     Aaa              50       50,937
                                                                                                            -----------
                                                                                                               181,284
                                                                                                            -----------
TOTAL U.S. GOVERNMENT SECURITIES
    (Identified cost $174,112)                                                                                 181,284
                                                                                                            -----------

NON-CONVERTIBLE BONDS                                                  56.5%
Asset-Backed Securities                                                7.3%
    Airplanes Pass Through Trust 1C 8.15%, '19                                        Baa             100      106,274
    Green Tree Financial Corp. 95-8, A2 6.15%, '26                                    Aaa             200      200,594
    Green Tree Financial Corp. 96-3, B1 7.70%, '27                                    Baa             125      128,184
                                                                                                            -----------
                                                                                                               435,052
                                                                                                            -----------
Hospital Management & Services                                         4.6%
    Healthsouth Rehabilitation Sr. Sub Notes 9.50%, '01                                Ba             125      133,437
    Tenet Healthcare Corp. Sr. Note 9.625%, '02                                        Ba             125      138,281
                                                                                                            -----------
                                                                                                               271,718
                                                                                                            -----------
Non-Agency Mortgage Backed Securities                                  39.0%
    Bear Stearns Mortgage 144A 95-1, 2B3 7.40%, '10 (d)                                NR             229      207,794
    General Electric Capital Mortgage Services, Inc. 96-8, 2A5 7.50%, '26             AAA     (b)     224      227,177
    Lehman Structured Securities Corp. 96-1, E1 7.995%, '26                           BBB     (b)     250      258,047
    Morgan Stanley Capital 144A, I 96-WF1, C 6.59%, '06 (d)                            A              200      196,000
    Norwest Asset Securities Corp. 96-3, B2 7.25%, '26                                BBB     (b)     150      145,863
    Oakwood Mortgage Investors 96-C, A2 6.45%, '27 (f)                                AAA     (b)    $150      150,703
    Residential Asset Securitization Trust 96-A8, C2 8%, '26                          AAA     (b)     122      125,037
    Resolution Trust Corp. 92-C3, B 9.05%, '23                                         AA     (b)     192      197,662
    Resolution Trust Corp. 93-C1, B 8.75%, '24 (f)                                     Aa             200      205,719
    Resolution Trust Corp. 95-C1, B 6.90%, '27 (f)                                     Aa             250      250,469
    Resolution Trust Corp. 95-1 B2 7.50%, '28 (f)                                      Aa             110      111,026
    Resolution Trust Corp. 95-2, C1 7.45%, '29                                        Baa             124      124,417
    Structured Asset Securities Corp. 96-CFL, E 7.75%, '28                            BB+     (b)     125      124,688
                                                                                                            -----------
                                                                                                             2,324,602
                                                                                                            -----------
Paper & Forest Products                                                2.1%
    Buckeye Cellulose Corp. 8.50%, '05 (f)                                             Ba             125      124,062
                                                                                                            -----------

Telecommunications Equipment                                           3.5%
    Cablevision Systems Corp. 9.875%, '06                                              B              125      125,938
    Panamsat Sr. Note 9.75%, '00                                                       Ba              80       84,800
                                                                                                            -----------
                                                                                                               210,738
                                                                                                            -----------
TOTAL NON-CONVERTIBLE BONDS
    (Identified cost $3,291,902)                                                                             3,366,172
                                                                                                            -----------

FOREIGN NON-CONVERTIBLE BONDS                                          11.0%
Brazil                                                                 2.6%
    Tevecap SA 144A 12.625%, '04 (d)                                                   B              150      153,375
                                                                                                            -----------

Indonesia                                                              1.3%
    Asia Pulp & Paper Co. Yankee 11.75%, '05                                           Ba              75       80,438
                                                                                                            -----------

                        See Notes to Financial Statements


                                                                               3

DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                                    MOODY'S
                                                                                      BOND         PAR
                                                                                     RATING       VALUE
                                                                                   (Unaudited)    (000)         VALUE
                                                                                   -----------   ---------  ---------------
Mexico                                                                 3.5%
    Banco Nacional de Mexico Private WI 7.57%, '00 (e)                                 A-     (b)    $125     $124,696
    Grupo Televisa SA  0%, '08 (c)                                                     Ba     (b)     125       82,188
                                                                                                            -----------
                                                                                                               206,884
                                                                                                            -----------
Venezuela                                                              3.6%
    Banco Central Venezuela NMB B-P 6.625%, '05 (c)                                    Ba             250      215,312
                                                                                                            -----------

TOTAL FOREIGN NON-CONVERTIBLE BONDS
    (Identified cost $634,528)                                                                                 656,009
                                                                                                            -----------

FOREIGN GOVERNMENT SECURITIES                                          15.2%
Argentina                                                              8.1%
    Republic Of Argentina Bearer FRB 6.625%, '05 (c)                                   B              564      487,075
                                                                                                            -----------

Brazil                                                                 3.1%
    Republic of Brazil DCB-L Euro 6.563%, '12 (c)                                      B              250      185,468
                                                                                                            -----------

Mexico                                                                 4.0%
    United Mexican States Global Bond 11.50%, '26                                      Ba             225      235,856
                                                                                                            -----------

TOTAL FOREIGN GOVERNMENT SECURITIES
    (Identified cost $845,669)                                                                                 908,399
                                                                                                            -----------

MUNICIPAL BONDS                                                        13.9%
California                                                             4.7%
    Kern County Pension Obligation Taxable 7.26%, '14                                 Aaa             150      153,371
    Orange County Pension A Taxable 7.67%, '09                                        Aaa             120      128,273
                                                                                                            -----------
                                                                                                               281,644
                                                                                                            -----------
Florida                                                                4.3%
    Dade County Educational Facs. Authority 5.75%, '20                                Aaa              25       25,584
    University of Miami Exchange Revenue Taxable 7.40%, '11 (f)                       Aaa             150      155,432
    University of Miami Exchange Revenue A  Taxable 7.65%, '20                        Aaa              75       76,858
                                                                                                            -----------
                                                                                                               257,874
                                                                                                            -----------
Michigan                                                               0.8%
    Hartland Consolidated School District 5.125%, '22                                 Aaa              50       47,388
                                                                                                            -----------

Pennsylvania                                                           3.3%
    Pennsylvania Economic Development Financial Authority 9.50%, '12                   NR             200      194,794
                                                                                                            -----------

Texas                                                                  0.8%
    Texas State Turnpike Authority Dallas 5.25%, '23                                  Aaa              50       48,552
                                                                                                            -----------

TOTAL MUNICIPAL BONDS
    (Identified cost $823,870)                                                                                 830,252
                                                                                                            -----------

TOTAL LONG-TERM INVESTMENTS                                            99.6%
    (Identified cost $5,770,081)                                                                             5,942,116
                                                                                                            -----------

                        See Notes to Financial Statements


                                                                               4

DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                        INVESTMENTS AT NOVEMBER 30, 1996

                                                                                                   PAR
                                                                                                  VALUE
                                                                                                  (000)       VALUE
                                                                                                 --------   ---------
SHORT-TERM OBLIGATIONS                                                 3.3%
Federal Agency Securities                                              3.3%
    Federal Home Loan Mortgage 5.70%, 12-2-96                                                      $195       $194,969


TOTAL SHORT-TERM OBLIGATIONS
    (Identified cost $194,969)                                                                                 194,969
                                                                                                            -----------

TOTAL INVESTMENTS                                                      102.9%
    (Identified cost $5,965,050)                                                                             6,137,085 (a)
    Cash and receivables, less liabilities                             -2.9%                                  (170,403)
                                                                                                            -----------
NET ASSETS                                                             100.0%                               $5,966,682
                                                                                                            ===========





(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $184,548 and gross depreciation of $17,662. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $5,970,199.
(b) As rated by Standard & Poor's, Fitch, or Duff & Phelps.
(c) Variable or step coupon bond; the interest rate shown reflects the rate currently in effect.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1996, these securities amounted to a value of $681,865 or 11.4% of net assets.
(e) When issued.
(f) Segregated as collateral.




                        See Notes to Financial Statements

Diversified Income Portfolio
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 1996


Assets
Investment securities at value
       (Identified cost $5,965,050)                                $6,137,085
Cash                                                                  103,714
Receivables
       Investment securities sold                                     259,655
       Interest                                                        73,545
       Receivable from adviser                                          1,483
                                                                  ------------
          Total assets                                              6,575,482
                                                                  ------------

Liabilities
Payables
       Investment securities purchased                                570,612
       Trustees' fee                                                   11,179
       Transfer agent fee                                               1,502
       Financial agent fee                                                145
Accrued expenses                                                       25,362
                                                                  ------------
          Total liabilities                                           608,800
                                                                  ------------
Net Assets                                                         $5,966,682
                                                                  ============


Net Assets Consist of:
Capital paid in on shares of beneficial interest                   $5,723,329
Undistributed net investment income                                     3,918
Accumulated net realized gain                                          67,400
Net unrealized appreciation                                           172,035
                                                                  ------------
Net Assets                                                         $5,966,682
                                                                  ============


Shares of beneficial interest outstanding, $1 par value,
       unlimited authorization                                        594,592

Net asset value and offering price per share                           $10.03



                        See Notes to Financial Statements

Diversified Income Portfolio
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                NOVEMBER 30, 1996


Investment Income
Interest                                                               $477,668
                                                                      ----------
       Total investment income                                          477,668
                                                                      ----------

Expenses
Investment advisory fee                                                  27,273
Financial agent fee                                                       1,636
Professional                                                             25,663
Trustees                                                                 20,288
Transfer agent                                                           18,302
Registration                                                             15,251
Custodian                                                                 9,644
Printing                                                                  3,908
Miscellaneous                                                               517
                                                                      ----------
       Total expenses                                                   122,482
       Less expenses borne by investment adviser                        (87,028)
                                                                      ----------
       Net expenses                                                      35,454
                                                                      ----------

Net investment income                                                   442,214
                                                                      ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                         254,797
Net change in unrealized appreciation (depreciation) on investments     100,101
                                                                      ----------

Net gain on investments                                                 354,898
                                                                      ----------

Net increase in net assets resulting from operations                   $797,112
                                                                      ==========


                       See Notes to Financial Statements

Diversified Income Portfolio
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                    Year Ended                 Year Ended
                                                                                November 30, 1996          November 30, 1995
                                                                              -----------------------    -----------------------
From Operations
       Net investment income                                                          $442,214                   $191,180
       Net realized gain (loss)                                                        254,797                   (129,893)
       Net change in unrealized appreciation (depreciation)                            100,101                    230,771
                                                                                    -----------                -----------
       Increase in net assets resulting from operations                                797,112                    292,058
                                                                                    -----------                -----------

From Distributions to Shareholders
       Net investment income                                                          (451,539)                  (192,506)
                                                                                    -----------                -----------
       Decrease in net assets from distributions to shareholders                      (451,539)                  (192,506)
                                                                                    -----------                -----------

From Share Transactions
       Proceeds from sales of shares (0 and 532,482, respectively)                           -                  5,000,000
       Net asset value of shares issued from reinvestment of distributions
          (47,353 and 20,765 shares, respectively)                                     451,539                    192,501
       Cost of shares repurchased
          (1 and 204,479 shares, respectively)                                              (5)                (1,902,635)
                                                                                    -----------                -----------
       Increase in net assets from share transactions                                  451,534                  3,289,866
                                                                                    -----------                -----------
       Net increase in net assets                                                      797,107                  3,389,418
Net Assets
       Beginning of period                                                           5,169,575                  1,780,157
                                                                                    -----------                -----------
       End of period (including undistributed net investment income
          of $3,918 and $10,398, respectively)                                      $5,966,682                 $5,169,575
                                                                                    ===========                ===========




                        See Notes to Financial Statements

Diversified Income Portfolio
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)

                                                                                                           From
                                                    Year               Year               Year           Inception
                                                   Ended              Ended              Ended           4/1/93 to
                                              November 30, 1996   November 30, 1995  November 30, 1994    11/30/93
                                              -----------------   -----------------  -----------------    --------
Net asset value, beginning of period                 $ 9.45          $ 8.97          $  10.12          $ 10.00
Income from investment operations
     Net investment income                             0.78(1)         0.91(1)           0.63(1)          0.40(1)
     Net realized and unrealized gain (loss)           0.59            0.51             (1.13)            0.12

         Total from investment operations              1.37            1.42             (0.50)            0.52
                                                     ------         ------             ------           ------

Less distributions
     Dividends from net investment income             (0.79)          (0.94)            (0.59)           (0.40)
     Distributions from net realized gains            --              --                (0.06)           --
                                                     ------         ------             ------           ------
         Total distributions                          (0.79)          (0.94)            (0.65)           (0.40)
                                                     ------         ------             ------           ------

Change in net asset value                              0.58            0.48             (1.15)            0.12
                                                     ------         ------             ------           ------
Net asset value, end of period                       $10.03          $ 9.45          $   8.97          $ 10.12
                                                     ======          ======          ========          =======

Total return                                          15.32%         16.65%             -5.26%            5.35%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)                $5,967         $5,170             $1,780           $1,989
Ratio to average net assets of:
     Operating expenses                                0.65%          0.65%              0.65%            0.65%(2)
     Net investment income                             8.11%          7.60%              6.64%            6.13%(2)
Portfolio turnover                                      231%           618%               124%             183%(2)


  (1)Includes reimbursement of operating expenses by investment adviser of $0.15, $0.40, $0.34 and $0.35, respectively.
  (2)Annualized
  (3)Not annualized




                       See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

     The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, the Trust consists of seven Portfolios: Endowment Equity Portfolio, Diversified Income Portfolio, Tax-Exempt Bond Portfolio, International Portfolio, Mid Cap Portfolio (formerly Capital Appreciation Portfolio), Emerging Markets Bond Portfolio and Real Estate Securities Portfolio. This report only covers the Diversified Income Portfolio (the "Portfolio"). The Portfolio's investment objective is to achieve current income through investment primarily in publicly-traded, investment quality debt securities.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

     Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. The Portfolio does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C. Security lending:

     The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1996, the Diversified Income Portfolio had no security loans outstanding.

D. Income taxes:

     Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

E. Distributions to shareholders:

     Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX MULTI-PORTFOLIO FUND
DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1996 (Continued)

F. When-Issued and delayed delivery transactions:

     Each Portfolio may engage in when-issued or delayed delivery transactions. The Portfolio records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL") is entitled to a fee, based on an annual rate of 0.50% of the average daily net assets of the Diversified Income Portfolio. The Adviser has agreed to reimburse the Diversified Income Portfolio to the extent that expenses exceed 0.65% of the average daily net assets.

     As Financial Agent to the Trust and to each Portfolio, Phoenix Equity Planning Corporation ("PEPCO"), receives a fee at an annual rate of 0.03% of the average daily net assets for bookkeeping, administrative and pricing services.

     PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1996, transfer agent fees were $18,302 which were all paid to State Street.

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the year ended November 30, 1996 (excluding U.S. Government securities and short-term securities) were $7,086,347 and $6,702,415, respectively.

     Purchases and sales of U.S. Government securities during the year ended November 30, 1996 were $5,688,668 and $5,649,135, respectively.

4. OTHER

     As of November 30, 1996, all shares of the Diversified Income Portfolio are owned by PHL.

5. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Portfolio has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolio and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1996, the Portfolio has increased undistributed net investment income by $2,845, and decreased accumulated net realized gains by $2,845.

6. CAPITAL LOSS CARRYOVERS

     For the year ended November 30, 1996, the Portfolio was able to utilize losses deferred in the prior year against current year capital gains in the amount of $166,897.

7. PRIVATE PLACEMENTS

     At November 30, 1996, the Portfolio held the following security which was a private placement and represented 2.1% (at market value) of the net assets of the Portfolio:

     Security                                Acquisition Date      Cost
     Banco Nacional de Mexico, 7.57%, `00    11/18/96              $124,995

The Portfolio will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.


This report is not authorized for distribution to prospective investors in the Phoenix Diversified Income Portfolio unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

REPORT OF INDEPENDENT ACCOUNTANTS


[LOGOTYPE] Price Waterhouse LLP

To the Trustees and Shareholders of
Phoenix Diversified Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Diversified Income Portfolio (the "Fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




Boston, Massachusetts
January 15, 1997

PHOENIX DIVERSIFIED INCOME PORTFOLIO
101 Munson Street
Greenfield, MA  01301

Trustees                                    Principal Underwriter
C. Duane Blinn                              Phoenix Equity Planning Corporation
Robert Chesek                               100 Bright Meadow Boulevard
E. Virgil Conway                            P. O. Box 2200
Harry Dalzell-Payne                         Enfield, CT  06083-2200
Francis E. Jeffries
Leroy Keith, Jr.                            Custodian
Philip R. McLoughlin                        State Street Bank and Trust Company
Everett L. Morris                           P. O. Box 351
James M. Oates                              Boston, MA  02101
Calvin J. Pedersen
Philip R. Reynolds                          Transfer Agent
Herbert Roth, Jr.                           Phoenix Equity Planning Corporation
Richard E. Segerson                         100 Bright Meadow Boulevard
Lowell P. Weicker, Jr.                      P. O. Box 2200
                                            Enfield, CT  06083-2200
Officers
Philip R. McLoughlin, President             Legal Counsel
Michael E. Haylon, Executive Vice           Jorden, Burt, Berenson & Johnson LLP
  President                                 Suite 400 East
David R. Pepin, Executive Vice President    1025 Thomas Jefferson Street, N.W.
William J. Newman, Senior Vice President    Washington, D.C.  20007-0805
David L. Albrycht, Vice President
Curtiss O. Barrows, Vice President          Independent Accountants
Matthew Considine, Vice President           Price Waterhouse LLP
Jeanne H. Dorey, Vice President             160 Federal Street
Timothy M. Heaney, Vice President           Boston, MA  02110
William E. Keen III, Vice President
Peter S. Lannigan, Vice President
David Lui, Vice President
Thomas S. Melvin, Jr., Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT  06115-0480

                         PHOENIX MULTI-PORTFOLIO FUND

                           PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) Financial Statements:


     Included in Part A: Financial Highlights

     Included in Part B: Financial Statements and Notes Thereto, and Report of Independent Accountants are included in the Annual Report to Shareholders for the year ended November 30, 1996, incorporated by reference.

     Included in Part C:  Consent of Independent Accountants


     (b) Exhibits:


1.1 Agreement and Declaration of Trust, previously filed with the Registration Statement on December 31, 1987 and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

1.2 Amendment to Declaration of Trust, filed with Post-Effective Amendment No. 2 on September 1, 1989, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

1.3 Amendment to Declaration of Trust, filed with Post-Effective Amendment No. 8 on April 8, 1993, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

1.4 Amendment to Declaration of Trust adding the Phoenix Real Estate Securities Portfolio, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

1.5 Amendment to Declaration of Trust designating Classes of Shares, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

1.6 Amendment to Declaration of Trust adding the Phoenix Emerging Markets Bond Portfolio filed via EDGAR with Post-Effective Amendment No. 17 on August 29, 1995 and incorporated herein by reference.

1.7 Amendment to Declaration of Trust changing the name of the Phoenix Endowment Fixed-Income Portfolio to Phoenix Diversified Income Portfolio, filed via EDGAR with Post-Effective Amendment No. 19 on April 19, 1996 and incorporated herein by reference.

1.9 Amendment to Declaration of Trust dated May 22, 1996 and filed via EDGAR with Post-Effective Amendment No. 20.

2.    Not applicable.

3.    Not applicable.

4. Reference is made to Article III of Registrant's Agreement and Declaration of Trust, as amended, and filed with those Registration Statements referred to in Exhibit 1, above.

5. Form of Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. covering the Phoenix Tax-Exempt Bond, Phoenix Capital Appreciation, Phoenix International, Phoenix Endowment Equity and Phoenix Endowment Fixed Income Portfolios, filed with Post-Effective Amendment No. 12 on April 1, 1994, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

5.1 Form of Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix Real Estate Securities Portfolio, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

5.2 Form of Subadvisory Agreement among the Registrant, Phoenix Realty Securities, Inc. and ABKB/LaSalle Partners Limited Partnership, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

6.1 Form of Distribution Agreement for Class A shares between the Registrant and Phoenix Equity Planning Corporation, filed with Post-Effective Amendment No. 10 on December 13, 1993, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

6.1a Form of Distribution Agreement for Class B shares between Registrant and Phoenix Equity Planning Corporation, filed with Post-Effective Amendment No. 10 on December 13, 1993, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

6.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed with Post-Effective Amendment No. 10 on December 13, 1993, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

6.3 Form of Broker Agreement, filed with Pre-Effective Amendment No. 1 on May 19, 1988 and incorporated herein by reference.

7.    Not applicable.

8.1 Custodian Contract between Registrant and State Street Bank and Trust Company, filed with Pre-Effective Amendment No. 2 on July 7, 1988 and incorporated herein by reference.

8.2 Schedule A to Custodian Contract between Registrant and State Street Bank and Trust Company, filed with Post-Effective Amendment No. 3 on October 30, 1989 and incorporated herein by reference.

8.2a Amendment to Custodian contract between Registrant and State Street Bank and Trust Company dated October 17, 1996 and filed via EDGAR with Post-Effective Amendment No. 20.

8.3 Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the Phoenix International Portfolio, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

9.1 Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

9.1a Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996 filed via EDGAR with Post-Effective Amendment No. 20.

9.2 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR with Post-Effective Amendment No.
      20 and incorporated herein by reference.

9.3 Sub-Transfer Agency Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

10.1 Opinion and Consent of Counsel covering shares of the Phoenix Tax-Exempt Bond Portfolio, filed with Pre-Effective Amendment No. 2 on July 7, 1988, and incorporated herein by reference.

10.2 Opinion and Consent of Counsel covering shares of the Phoenix Capital Appreciation Portfolio and the Phoenix International Portfolio, filed with Post-Effective Amendment No. 3 on October 30, 1989 and incorporated herein by reference.

10.3 Opinion and Consent of Counsel covering shares of the Phoenix Endowment Equity Portfolio and Endowment Fixed-Income Portfolio, filed with Post-Effective Amendment No. 8 on April 8, 1993, and incorporated herein by reference.

10.4 Opinion and Consent of Counsel covering shares of the Phoenix Real Estate Securities Portfolio, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

10.5 Opinion and Consent of Counsel covering shares of the Phoenix Emerging Markets Bond Portfolio, filed via EDGAR with Post-Effective Amendment No. 17 on August 29, 1995, and incorporated herein by reference.

11.   Consent of Independent Accountants, filed herewith.

12.   Not applicable.

13. Initial Capital Agreement, filed with Pre-Effective Amendment No. 2 July 7, 1988, and incorporated herein by reference.

14.1 Custodial Agreement and supporting documentation and information relating to Internal Revenue Code Section 403(b) (7) tax sheltered accounts, filed with Post-Effective Amendment No. 3 on October 30, 1989, and incorporated herein by reference.

14.2 Custodial Agreement and supporting documentation and information relating to Individual Retirement Accounts ("IRAs"), filed with Post-Effective Amendment No. 3 on October 30, 1989, and incorporated herein by reference.

15.1 Class A Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 10 on December 13, 1993, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

15.1a Class B Shares Distribution Plan pursuant to Rule 12b-1 under the
      Investment Company Act of 1940, filed with Post-Effective Amendment No. 10 on December 13, 1993, and filed via EDGAR with Post-Effective Amendment No. 20 and incorporated herein by reference.

16.   Not applicable.

17.   Financial Data Schedule filed herewith via EDGAR and reflected on EDGAR as
      Exhibit 27.

18.1 Rule 18f-3 Dual Distribution Plan effective March 15, 1996 filed via EDGAR with Post-Effective Amendment No. 18 on March 1, 1996, and incorporated herein by reference.

18.2 Rule 18f-3 Dual Distribution Plan effective December 1, 1996 filed via EDGAR with Post-Effective Amendment No. 20.

19. Powers of Attorney, filed via EDGAR with Post-Effective Amendment No. 20 and Powers of Attorney filed via EDGAR with Post-Effective Amendment No. 19 on April 1, 1996.



Item 25. Persons Controlled by or Under Common Control with Registrant.

     None

Item 26. Number of Holders of Securities


     The following information is given as of January 31, 1997.

                                                        Number of
                       Title of Class              Shareholder Accounts
-----------------------------------------------------------------------
 Shares of Beneficial Interest, $1 par value,      Class A     3,693
 of the Phoenix Tax-Exempt Bond Portfolio          Class B       145

 Shares of Beneficial Interest, $1 par value       Class A    12,843
 of the Phoenix International Portfolio            Class B     1,068

 Shares of Beneficial Interest, $1 par value,      Class A    37,514
 of the Phoenix Mid Cap Portfolio                  Class B     2,160

 Shares of Beneficial Interest, $1 par value,
 of the Phoenix Endowment Equity Portfolio                         7

 Shares of Beneficial Interest, $1 par value,
 of the Phoenix Diversified Income Portfolio                       5

 Shares of Beneficial Interest, $1 par value,      Class A     1,243
 of the Real Estate Securities Portfolio           Class B       855

 Shares of Beneficial Interest, $1 par value,      Class A     1,006
 of the Phoenix Emerging Markets Portfolio         Class B       567


Item 27. Indemnification

     Under the Agreement and Declaration of Trust establishing the Registrant any present or former Trustee or officer of the Registrant and any person who serves at the Registrant's request as a director, officer or trustee of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise is indemnified against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding in which he may be or may have been involved as a party or otherwise by reason of being or having been such a Trustee, officer or director, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Registrant and with respect to any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of the Investment Adviser

     See "Management of the Fund" in the Prospectus and "The Investment Adviser" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995 (PIC)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 29. Principal Underwriter

     (a) Phoenix Equity Planning Corporation ("Equity Planning"), which is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the principal underwriter of the Registrant's shares. Equity Planning also acts as principal underwriter for the Phoenix Funds and for the variable contracts issued by the Phoenix Home Life Variable Accumulation Account and Phoenix Home Life Variable Universal Life Account.


     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

                                                         Positions and
  Name and Principal          Positions and Offices       Offices with
   Business Address              with Distributor          Registrant
-------------------------   --------------------------- -----------------------
Michael E. Haylon            Director                    Executive Vice
56 Prospect St.                                          President
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin         Director and President      Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

David R. Pepin               Executive Vice President,   Executive Vice
56 Prospect St.              Mutual Fund Sales and       President
P.O. Box 150480              Operations
Hartford, CT 06115-0480

Leonard J. Saltiel           Managing Director,          Vice President
100 Bright Meadow Blvd.      Operations and Service
P.O. Box 1900
Enfield, CT 06083-1900

Paul A. Atkins               Senior Vice President and   None
56 Prospect St.              Sales Manager
P.O. Box 150480
Hartford, CT 06115-0480

Maris L. Lambergs            Senior Vice President,      None
100 Bright Meadow Blvd.      Insurance and Independent
P.O. Box 1900                Division
Enfield, CT 06083-1900

William R. Moyer             Senior Vice President and   Vice President
100 Bright Meadow Blvd.      Chief Financial Officer
P.O. Box 1900
Enfield, CT 06083-1900

                                                              Positions and
  Name and Principal          Positions and Offices            Offices with
   Business Address              with Distributor              Registrant
-------------------------     --------------------------- --------------------
John F. Sharry                Managing Director, Mutual          None
100 right Meadow Blvd.        Fund Distribution
P.O. Box 1900
Enfield, CT 06083-1900

G. Jeffrey Bohne              Vice President, Mutual Fund        Secretary
101 Munson Street             Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Eugene A. Charon              Vice President and Controller      None
100 Bright Meadow Blvd.
P.O. Box 1900
Enfield, CT 06083-1900

Nancy G. Curtiss              Vice President and Treasurer,      Treasurer
56 Prospect St.               Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen III           Assistant Vice President,          Vice President
100 Bright Meadow Blvd.       Mutual Fund Regulation
P.O. Box 1900
Enfield, CT 06083-1900

Elizabeth R. Sadowinski       Vice President,                    None
56 Prospect St.               Administration
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg           Vice President, Counsel and        Assistant
56 Prospect St.               Secretary                          Secretary
P.O. Box 150480
Hartford, CT 06115-0480

     (c) Equity Planning received the following commissions or other compensation from the Registrant during the fiscal year ending November 30, 1996:

                       Net Underwriting      Compensation on
Name of Principal       Discounts and        Redemption and      Brokerage          Other
   Underwriter           Commissions          Repurchase         Commissions      Compensation
-------------------   -------------------   -----------------   --------------   --------------
Equity Planning        $165,918              $92,998             $0               $245,491

Item 30. Location of Accounts and Records

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment advisers, Phoenix Investment Counsel, Inc. and Phoenix Realty Securities, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodians, State Street Bank and Trust Company and Brown Brothers Harriman & Co. (custodian for the Phoenix International Portfolio). The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115 and Phoenix Realty Securities, Inc. is 38 Prospect Street, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.0. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds; the address of custodian State Street Bank and Trust Company is P.0. Box 351, Boston, Massachusetts 02101 and the address for the custodian of the Phoenix International Portfolio is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

Item 31. Management Services

     The information required by this Item is included in the Statement of Additional Information.

Item 32. Undertakings

     The information called for by Item 5A of Form N-1A is contained in the Fund's annual report to shareholders: accordingly, the Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report, upon request and without charge.


     The Fund undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist to communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.


     Registrant undertakes to call a special meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders, as required by Section 16(c) of the 1940 Act, if requested to do so by holders of at least 10% of a Series' outstanding shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, and State of Connecticut on the 28th day of March, 1997.

                                         PHOENIX MULTI-PORTFOLIO FUND

ATTEST: /s/ Thomas N. Steenburg             By: /s/ Philip R. McLoughlin
        ------------------------------         -------------------------------
            Thomas N. Steenburg                     Philip R. McLoughlin
            Assistant Secretary                     President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 28th day of March, 1997.

            Signature                         Title
------------------------------------   ----------------------
                                        Trustee
 --------------------------------
 C. Duane Blinn*

                                        Trustee
 --------------------------------
 Robert Chesek*

                                        Trustee
 --------------------------------
 E. Virgil Conway*

                                        Treasurer (principal
 --------------------------------       financial and
 Nancy G. Curtiss*                      accounting officer)


                                        Trustee
 --------------------------------
 Harry Dalzell-Payne*

                                        Trustee
 --------------------------------
 Francies E. Jeffries**

                                        Trustee
 --------------------------------
 Leroy Keith, Jr.*

                                        Trustee and
/s/ Philip R. McLoughlin                President
 --------------------------------
    Philip R. McLoughlin

                                        Trustee
 --------------------------------
 Everett L. Morris**

                                        Trustee
 --------------------------------
 James M. Oates*

                                        Trustee
 --------------------------------
 Calvin J. Pedersen**

                                        Trustee
 --------------------------------
 Philip R. Reynolds*

                                        Trustee
 --------------------------------
 Herbert Roth, Jr.*

                                        Trustee
 --------------------------------
 Richard E. Segerson*

                                        Trustee
 --------------------------------
 Lowell P. Weicker, Jr.*

*By /s/ Philip R. McLoughlin
    -----------------------
  * Philip R. McLoughlin,
    Attorney-in-fact pursuant
    to powers of attorney filed
    with Post-Effective Amendment No. 19.

  **Philip R. McLoughlin,
    Attorney-in-fact pursuant
    to powers of attorney filed
    herewith.


                                     S-1(c)